Securities Act File No. 333-72104
                                       Investment Company Act File No. 811-10561


     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 11, 2002
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                     /X/
Pre-Effective Amendment No. 2                                              /X/
Post-Effective Amendment No. __                                            / /
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                             /X/
Amendment No.     2                                                        /X/
(Check appropriate box or boxes)

                          DB HEDGE STRATEGIES FUND LLC
               (Exact name of Registrant as specified in charter)

                                  ___________

                               25 DeForest Avenue
                                Summit, NJ 07901
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 908-608-3113

                   Robert H. Weiss                 William G. Butterly, III
                Managing Director           Managing Director and Senior Counsel
            Deutsche Asset Management            Deutsche Asset Management
                  25 DeForest Avenue                 25 DeForest Avenue
                  Summit, NJ 07901                    Summit, NJ 07901

                    (Name and address of agent for service)

                  Please send copies of all communications to:

                  Robert W. Helm, Esq.              John H. Kim
                      Dechert                 Director and Senior Counsel
                 1775 Eye Street, NW           Deutsche Asset Management
                   Washington, DC 20006           25 DeForest Avenue
                                                  Summit, NJ 07901

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. /X/
                               ------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
 ______________________________________________________________________________

                                                                      PROPOSED          PROPOSED
                                                   AMOUNT BEING        MAXIMUM          MAXIMUM
                                                  REGISTERED (1)   OFFERING PRICE      AGGREGATE           AMOUNT OF
              TITLE OF SECURITIES                                   PER UNIT (1)        OFFERING       REGISTRATION FEE
               BEING REGISTERED                                                        PRICE (1)              (2)
Units of Limited Liability Company Interest           1,000            $1,000          $1,000,000            $250


_____________________________________________________________________________

(1)  Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

(2)  Previously paid.


The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. No person may sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                     Subject to Completion, Dated June 11, 2002

                          DB Hedge Strategies Fund LLC

                _____ Units of Limited Liability Company Interest


The DB Hedge Strategies Fund LLC (the "Fund") is a newly formed limited liability company registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end management investment company. The Fund's investment objective is to seek attractive risk-adjusted rates of return. The Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds ("Investment Funds"), that pursue a variety of "absolute return" investment strategies. The Investment Funds in which the Fund invests may pursue various investment strategies and are subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds."

This Prospectus applies to the offering of units of limited liability company interest ("Units") of the Fund. The Units will be offered during an initial offering period at the public offering price, plus any applicable sales charge, and in a continuous offering thereafter at net asset value, plus any applicable sales charge, as described herein. The Fund has registered _____ Units for sale under the Registration Statement to which this Prospectus relates. No person who purchases Units ("Member") will have the right to require the Fund to redeem any Units.

If you purchase Units of the Fund, you will become bound by the terms and conditions of the limited liability company operating agreement ("Operating Agreement"). A copy of the Operating Agreement is attached as an appendix to the Fund's Statement of Additional Information ("SAI"). See below for instructions on how to obtain a copy of the Fund's SAI.

INVESTMENTS IN THE FUND MAY BE MADE ONLY BY "ELIGIBLE INVESTORS" AS DEFINED HEREIN. SEE "ELIGIBLE INVESTORS."

The Units will not be listed on any securities exchange and it is not anticipated that a secondary market for the Units will develop. The Units are also subject to substantial restrictions in transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement of the Fund. Although the Fund may offer to repurchase Units from time to time, Units will not be redeemable at an investor's option nor will they be exchangeable for interests or shares of any other fund, because the Fund is a closed-end investment company. As a result, an investor may not be able to sell or otherwise liquidate his or her Units. See "Principal Risk Factors Relating to the Fund's Structure--Closed-end Fund; Limited Liquidity; Units Not Listed; Repurchases of Units." The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

This Prospectus provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the SAI, dated _____, 2002, has been filed with the U.S. Securities and Exchange Commission ("SEC"). You can request a copy of the SAI without charge by writing to Scudder Distributors, Inc., [address]; or by calling the [Deutsche Asset Management Service Center at 1-800 ____]. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page __ of this Prospectus. You can obtain the SAI, and other information about the Fund, on the SEC's website (http://www.sec.gov).

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

                         ------------------------------

                                                                           Total
Offering Amount(1)..................................................        [ ]
Sales Load(2).......................................................        [ ]
Proceeds to the Fund(3).............................................        [ ]

___________________________

(1) Scudder Distributors, Inc. acts as the distributor ("Distributor") of the Fund's Units on a best-efforts basis, subject to various conditions. The closing date for the purchase of Units in the initial offering is on or about _____, 2002 (or such earlier or later date as the Distributor may determine). The Fund may also distribute Units through other brokers or dealers. The Fund will sell Units only to investors who certify that they are "Eligible Investors." See "Eligible Investors." The minimum initial investment is $50,000, subject to waiver. Pending investment in the Fund, the proceeds of the initial offering as well as of any subsequent continuous offering will be placed in an interest-bearing escrow account by ____, the Fund's escrow agent pending the closing of such offering. After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund's investment policies. See "Use of Proceeds."

(2) Investments may be subject to a sales charge of up to 3.5%, subject to waivers for certain types of investors. See "Purchase of Units." The Distributor, the Adviser, or their affiliates may pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Units or servicing of investors.

(3) Assumes sale of all Units currently registered at the net asset value indicated. The Fund expects to incur organizational and offering expenses of approximately $________. The Fund's organizational expenses will be allocated among the capital accounts of all Members in the manner described herein. See "Fees and Expenses -- Other Expenses of the Fund."

The Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement of the Fund.

              The Fund's Distributor is Scudder Distributors, Inc.

                 The date of this Prospectus is [_______], 2002

                                TABLE OF CONTENTS

                                                                            Page

SUMMARY

SUMMARY OF FUND EXPENSES........................................................

USE OF PROCEEDS.................................................................

INVESTMENT OBJECTIVE AND STRATEGIES.............................................

MANAGEMENT STRATEGY.............................................................

PRINCIPAL RISK FACTORS RELATING TO THE FUND'S STRUCTURE.........................

PRINCIPAL RISK FACTORS, TYPES OF INVESTMENTS, AND
 INVESTMENT STRATEGIES OF THE INVESTMENT FUNDS..................................

MANAGEMENT OF THE FUND..........................................................

FEES AND EXPENSES...............................................................

PORTFOLIO TRANSACTIONS..........................................................

VOTING

CONFLICTS OF INTEREST...........................................................

CONTROL PERSONS.................................................................

REPURCHASES OF UNITS............................................................

TRANSFERS OF UNITS..............................................................

NET ASSET VALUATION.............................................................

CAPITAL ACCOUNTS AND ALLOCATIONS................................................

TAXES    .......................................................................

ERISA CONSIDERATIONS............................................................

ELIGIBLE INVESTORS..............................................................

INVESTOR SUITABILITY............................................................

PURCHASE OF UNITS...............................................................

GENERAL INFORMATION.............................................................

ADDITIONAL INFORMATION AND SUMMARY OF THE OPERATING AGREEMENT...................

APPENDIX A--INVESTOR CERTIFICATION..............................................

APPENDIX B--LIMITED LIABILITY COMPANY OPERATING AGREEMENT.......................

                                     SUMMARY

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and SAI and the terms and conditions of the Operating Agreement, each of which should be retained by any prospective investor.

The  Fund           The DB Hedge  Strategies  Fund LLC (the  "Fund")  is a newly formed Delaware limited liability company that is registered under the Investment  Company Act of 1940, as amended ("1940
                    Act"),   as  a   closed-end,   non-diversified,   management
                    investment company. The Fund's Units are registered under the Securities Act of 1933, as amended ("1933 Act"), but are subject to substantial limits on transferability and resale.

                    The Fund is a "fund of funds" that provides a means for investors to participate in investments in the securities of Investment Funds that pursue a variety of "absolute return" investment strategies. The Fund is intended to afford its Members access to a variety of hedge funds, the benefits of reduced risk through diversification, and the benefits of professional portfolio managers. An investment in a single professionally managed investment vehicle eliminates the need for investors to monitor or purchase securities in individual hedge funds. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Offering and    The Fund will pay offering expenses estimated at $_____ from
the Initial         the  proceeds  of the  offering.  The  closing  date for the
Closing Date        purchase  of Units in the  initial  offering  is on or about
                    _____,   2002  (or  such   earlier  or  later  date  as  the
                    Distributor   may   determine).   The  Fund  will   commence
                    operations following the initial closing.  After the initial
                    closing,    initial   purchases   and   additional   capital
                    contributions generally will be accepted monthly.


Use  of  Proceeds   The Fund will  invest the  proceeds  of the initial offering and any continuous offering period in accordance with the Fund's investment objective and principal strategies as soon as practicable after the termination date of the initial offering period or, in the case of a continuous offering, as soon as practicable after each monthly or other closing of such offering. Pending the investment of the proceeds of any offering pursuant to the Fund's investment policies, a portion of the proceeds of the offering that is not invested in the Investment Funds may be invested in short-term, high quality debt securities, or money market funds. In addition, the Fund will maintain a portion of the proceeds in cash to meet operational needs. See "Use of Proceeds."

Investment          The  Fund's  investment  objective  is  to  seek  attractive
Objective and       risk-adjusted rates of return. The Fund seeks to achieve its
Strategies          objective  by investing  substantially  all of its assets in the securities of  approximately  15 to 40 Investment  Funds
                    that  use  a  variety  of   "absolute   return"   investment
                    strategies.  "Absolute  return"  refers to a broad  class of investment  strategies that are managed without reference to the performance of equity, debt, and other markets. Absolute return  strategies  can be contrasted  with relative  return strategies.  An absolute return strategy  generally seeks to
                    generate   a   positive   return   irrespective   of  market
                    conditions. The performance of a relative return strategy is meant to be compared to the performance of some benchmark, such as an equity, debt, or other market. A relative return strategy may be considered successful, even if it generates a negative return, as long as it outperforms its benchmark.

                    The Fund intends generally to limit investments in any one Investment Fund in its portfolio to no more than 10% of the Fund's assets.

                    There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund's investment objective may be changed by the Fund's board of directors ("Board") without the vote of a majority of the Fund's outstanding voting securities. Notice will be provided to Members prior to any such change. See "Investment Objective and Strategies."

Risk Factors        The Fund's  investment  program is  speculative  and entails substantial risks. The Fund is a newly formed entity and has no operating  history upon which  investors can evaluate its performance.  Units in the Fund  will not be  traded  on any securities exchange,  are not expected to trade on any other market,  and are  subject  to  substantial  restrictions  on transfer.  The Fund may  offer to  repurchase  Units but the
                    Units will not be redeemable  at a Member's  option nor will they be exchangeable for interests,  units, or shares of any other  fund,  because  the Fund is a  closed-end  investment company.  The Fund may not  repurchase  the full  amount  of
                    Units that a Member requests to be repurchased.  If the Fund does not repurchase a Member's Units,  the Member may not be able to dispose of his or her Units,  even during periods of
                    Fund   underperformance,    because   of   the   substantial
                    restrictions on the transferability of the Units.

                    The Fund's performance depends upon the performance of the Investment Funds, and the investment adviser's ability to select, allocate, and reallocate effectively the Fund's assets among them. The Investment Funds generally will not be registered as investment companies under the 1940 Act, and, therefore, the Fund will not be entitled to the protections of the 1940 Act with respect to the Investment Funds. An investment adviser of an Investment Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Fund's investment adviser, and that involve risks that are not anticipated by the Fund's investment adviser. Some of the Investment Funds have a limited operating history and some investment advisers of the Investment Funds have limited experience in managing assets.

                    The value of the Fund's assets will fluctuate primarily based on the fluctuation in the value of the Investment Funds in which it invests. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry or market, the risk of the Fund's investment in that Investment Fund is increased. Investment Funds may be more likely than other types of funds to engage in the use of leverage, short sales, and derivative transactions. An Investment Fund's use of such transactions is likely to cause the value of the Investment Fund's portfolio to appreciate or depreciate at a greater rate than if such techniques were not used. The investment environment in which the Investment Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, technological, and regulatory change.

                    The Fund will compute its net asset value (total assets less total liabilities, including accrued fees and expenses) as of the last business day of each month. When the Fund values its securities, market prices will not be readily available for most of its investments. Securities for which market prices are not readily available (i.e., as is expected with respect to most of the Fund's investments in Investment Funds) will be valued by the Fund at fair value as determined in good faith in accordance with procedures approved by the Board. As the Adviser and the Board anticipate that market prices will not be readily available for most Investment Funds in which it invests, these procedures provide that the fair value of the Fund's investments in Investment Funds ordinarily will be the value determined for each Investment Fund in accordance with the Investment Fund's valuation policies and provided to the Fund. Although the Fund will receive information from each investment adviser regarding its investment performance and investment strategy, the Fund's investment adviser may have little or no means of independently verifying this information. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the Fund's investment adviser, or investment advisers to the Investment Funds should prove incorrect. Also, investment advisers to the Investment Funds will only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently. See "Net Asset Valuation."

                    The interests in the Investment Funds in which the Fund invests or plans to invest will generally be illiquid. The Fund may not be able to dispose of Investment Fund interests that it has purchased.

                    Each Investment Fund will be charged or subject to an asset-based fee and performance-based allocations or fees payable or allocated to the investment adviser of such Investment Fund. By investing in Investment Funds indirectly through the Fund, an investor in the Fund bears asset-based management fees at the Fund level, in addition to any asset-based and performance-based management fees and allocations at the Investment Fund level. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in other closed-end funds with a different investment focus. The performance-based compensation received by an investment adviser of an Investment Fund also may create an incentive for the investment adviser to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. That compensation may be based on calculations of realized and unrealized gains made by the investment adviser without independent oversight. Investments by the Investment Funds in foreign financial markets, including markets in developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States.

                    To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the investors of the Investment Fund, including a matter that could adversely affect the Fund's investment in it.

                    There are special tax risks associated with an investment in the Fund. See "Principal Risk Factors Relating to the Fund's Structure."


Management          The Board has overall  responsibility for the management and supervision of the operations of the Fund. See "Management of the Fund."

The Adviser         Under  the  supervision  of the  Board  and  pursuant  to an
                    investment  management  agreement  ("Investment   Management
                    Agreement"),   DB  Investment  Managers,   Inc.  ("DBIM"  or
                    "Adviser"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers
                    Act"),  serves  as the  investment  adviser  for  the  Fund.
                    Raymond C. Nolte,  a Managing  Director of the Adviser,  and
                    Mustafa Jama, a Director of the Adviser, will be primarily responsible for the Fund's day-to-day portfolio management, subject to oversight by the Board.

                    The Adviser is an indirect wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"), an international commercial and investment banking group. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management; mutual funds; retail, private, and commercial banking; investment banking; and insurance. See "Management of the Fund."

The Administrator   DBIM also serves as the Fund's administrator.  The Fund will compensate DBIM, in its capacity as administrator,  for such administrative  services.  DBIM has  retained  PFPC Inc.  to
                    serve  as  the  Fund's   sub-administrator.   PFPC  Inc.  is
                    compensated for sub-administration services by DBIM.

Fees and Expenses   Investment  Management Fee. The Fund will pay the Adviser an investment  management  fee at an annual rate equal to 1.95%
                    of  the  Fund's  month-end  net  assets,   including  assets
                    attributable  to the Adviser (or its  affiliates) and before giving effect to any  repurchases by the Fund of Units.  The investment  management  fee will accrue  monthly and will be
                    payable  at  the  end  of  each  quarter.   The   investment
                    management fee will be paid to the Adviser out of the Fund's assets and debited against Members' capital accounts.

                    Administrative Fee. The Fund will also pay the Adviser, in the Adviser's capacity as the Fund's administrator, an administrative fee at an annual rate equal to 0.25% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units.

                    Distribution Expenses. Investments may be subject to a sales charge of up to 3.5%, subject to waivers for certain types of investors. See "Purchase of Units." Pursuant to the underwriting and distribution services agreement ("Underwriting Agreement"), the Distributor bears all of its expenses of providing its services under that agreement. See "Fees and Expenses."

Conflicts of        The  investment  activities of the Adviser,  the  investment
Interest            advisers  of the  Investment  Funds,  and  their  respective
                    affiliates,   and  their  directors,   trustees,   managers,
                    members, partners, officers, and employees for their own accounts and other accounts they manage, may give rise to conflicts of interest in relation to the Fund. The Fund's operations may give rise to other conflicts of interest. See
                    "Conflicts of Interest."


Repurchases of      No Member  will have the right to require the Fund to redeem
Units               its Units in the Fund.  The Fund from time to time may offer to repurchase Units. These repurchases will be made at such times and on such terms as may be determined by the Board from time to time in its complete and absolute discretion.
                    The Fund may not repurchase the full amount of Units that a Member requests to be repurchased. In determining whether the Fund should repurchase Units from Members pursuant to repurchase requests, the Board will consider, among other things, the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Members on a quarterly basis.
                    A Member who tenders some but not all of the Member's Units for repurchase will be required to maintain a minimum capital account balance of $50,000. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.
                    See "Repurchases of Units."

Allocation of       The  net  profits  or net  losses  of the  Fund  (including,
Profit and          without  limitation,  net realized and Loss gain or loss and
Loss                the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital account of Members at the end of each fiscal period (as defined in "Capital Accounts and Allocations") in accordance with their respective investment percentages for the period. Each Member's investment percentage will be determined by dividing as of the start of a fiscal period the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members of the Fund. See "Capital Accounts and Allocations."

                    Each  investor  will be required  to certify  that the Units
Eligible            purchased are being acquired  directly or indirectly for the
Investors           account of an  "Eligible  Investor"  as defined  herein.  An
                    "Eligible  Investor"  includes,  among other  investors,  an individual  who (i) has a net worth (or joint net worth with the  investor's  spouse)  immediately  prior  to the time of purchase  in  excess  of $1  million,  (ii) had an income in excess of  $200,000  (or joint  income  with the  investor's spouse in excess of $300,000)  in each of the two  preceding years and has a reasonable  expectation of reaching the same income  level in the current  year,  or (iii) has an account managed  by  an  investment  adviser  registered  under  the
                    Advisers Act and the adviser is  subscribing  for Units in a
                    fiduciary   capacity  on  behalf  of  the   account.   Other
                    categories of Eligible Investors applicable to companies and other investors are set forth in the investor  certification that each investor must sign in order to invest in the Fund, a form of which  appears as  Appendix A to this  Prospectus.
                    Existing  Members  who  purchase  additional  Units  will be required to meet the Fund's eligibility criteria at the time
                    of  the  additional  purchase.   See  "Eligible  Investors."

Investor            An investment in  the  Fund  involves  a considerable amount
Suitability         of risk. It is possible  that you may  lose some  or all of your  money.  Before  making  an  nvestment  decision,  you should,  among other things: (i) consider the suitability of the investment  with respect to your  investment  objectives and personal  situation;  and (ii)  consider  other  factors
                    including  your  personal  net  worth,   income,  age,  risk
                    tolerance, tax situation, and liquidity needs. An investment in the Fund is unlikely to be suitable for charitable remainder trusts and other tax-exempt organizations. See also "Taxes--Investment By Qualified Retirement Plans and
                    Other Tax-Exempt Investors." You should invest in the Fund only money that you can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis. In addition, you should be aware of how the Fund's investment strategies fit into your overall investment portfolio because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

Purchase of         The Fund may accept both initial and additional applications
Units               by  investors  to purchase  Units  (i.e.,  to make a capital contribution in the Fund) at such times as the Fund may determine, subject to the receipt of cleared funds two business days prior to the acceptance date set by the Fund.
                    Pending investment in the Fund, the proceeds of the initial offering as well as of any subsequent continuous offering will be placed in an interest-bearing escrow account by ____, the Fund's escrow agent pending the closing of such offering. After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund's investment policies. See "Use of Proceeds." After the initial closing, initial purchases and additional capital contributions will generally be accepted monthly to the extent permitted. The Fund reserves the right to reject in its complete and absolute discretion any application for Units in the Fund. The Fund also reserves the right to suspend purchases of Units at any time.
                    Generally, the minimum initial investment in the Fund is $50,000. See "Purchase of Units," "Net Asset Valuation," and
                    "Eligible Investors."

Taxes The Fund intends to operate and will elect to be treated as a partnership for Federal tax purposes and not as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes. Accordingly, the Fund should not be subject to federal income tax, and each Member will be required to report on its own annual tax return such Member's share of the Fund's taxable income, gain, or loss. It is expected that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. With respect to the Fund's investments in Investment Funds, the Fund's income (or loss) from these investments may constitute unrelated business taxable income ("UBTI").

                    If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.

                    The Fund does not expect to receive tax information from Investment Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Members to file their returns without requesting an extension of the time to file from the IRS (or state taxing agencies). Accordingly, it is expected that investors in the Fund will be required to obtain extensions of time to file their income tax returns. Members are encouraged to consult with their tax advisers concerning how such delayed reporting may affect them. See "Taxes."

ERISA Plans and Investors subject to the Employee Retirement Income Security Other Tax-Exempt Act of 1974, as amended ("ERISA"), and other tax-exempt
Entities            entities,   including  employee  benefit  plans,  individual
                    retirement accounts ("IRA"),  and 401(k) and Keogh Plans may purchase  Units in the Fund. The Fund's assets should not be considered  to be "plan  assets"  for  purposes  of  ERISA's fiduciary responsibility and prohibited transaction rules or
                    similar   provisions  of  the  Code.  Because  the  Fund  or
                    Investment Funds may use leverage, a tax-exempt investor may
                    incur  income  tax   liability  to  the  extent  the  Fund's
                    transactions are treated as giving rise to UBTI. An IRA may be required to file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the IRA to obtain an employer identification number. See "ERISA Considerations."

Term The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Operating Agreement.

Reports  to         The Fund will  furnish  to  Members  as soon as  practicable
Members             after the end of each  taxable year such  information  as is necessary for them to complete Federal and state income tax or information returns along with any tax information required by law. The Fund may not receive tax information from Investment Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Members to file their returns without requesting an extension of the time to file from the IRS (or state taxing agencies). Accordingly, it is expected that investors in the Fund will be required to obtain extensions of time to file their income tax returns. The Fund anticipates sending
                    Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940
                    Act. See "General  Information."

Fiscal Year         For  accounting  purposes,  the  Fund's  fiscal  year is the period ending on March 31. The Fund's taxable year is the period ending December 31.

No broker-dealer, salesperson, or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus. As an investor you must not rely on any unauthorized information or representations that anyone provides to you. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Prospectus is current only as of the date of this Prospectus.

The Investment Funds in which the Fund invests may pursue various investment strategies and are subject to special risks. The Units will not be listed on any securities exchange and it is not anticipated that a secondary market for the Units will develop. The Units are also subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement of the Fund. The Units will not be redeemable at an investor's option nor will they be exchangeable for interests of any other fund because the Fund is a closed-end investment company. As a result, an investor may not be able to sell or otherwise liquidate his or her Units. The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

                            SUMMARY OF FUND EXPENSES

The following table is intended to assist Members and potential Members in understanding the various costs and expenses associated with investing in the Fund. Each figure below relates to a percentage of the Fund's average net asset value at month-end over the course of a year. Because the Fund has not yet commenced operations, many of these expenses are estimates. The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the shareholders of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Investment Fund level. These indirect items are not reflected in the following chart or the example below.

          Member Transaction Expenses
           Maximum Sales Charge (Load) (as a percentage of
            the public offering price)(1)..................................3.50%
            Estimated Initial Offering Expenses(2)...........................__%
            Maximum Sales Charge on Reinvested Distributions................None
            Maximum Early Withdrawal Charge.................................None

          Annual Expenses (as a percentage of net assets attributable to Units)
            Investment Management Fee(3)...................................1.95%
            Administrative Fee(3)..........................................0.25%
            Other Expenses(4)..............................................0.20%

          Total Annual Expenses............................................2.40%
            Waivers/Reimbursement(5)....................................(0.45)%
          Net Annual Expenses(5)...........................................1.95%

_________________________
(1) The sales charge is subject to waivers for certain types of investors. See "Purchase of Units."

(2) Offering expenses, estimated to be $_____, are not included in "Other Expenses" or "Total Annual Expenses."

(3) See "Management of the Fund" and "Fees and Expenses" for additional information.

(4) Because the Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year, assuming net assets of $100 million. "Other Expenses" may be higher if net assets are less than $100 million.

(5) The Adviser has contractually agreed to waive and/or reimburse the Fund's expenses to the extent necessary so that the Fund's total annualized expenses do not exceed 1.95% ("Expense Limitation Agreement"). The Expense Limitation Agreement shall remain in effect for the Fund's first year of operations. Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days' prior written notice to the other party.

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units. See "Fees and Expenses" for a more complete description of the Fund's costs and expenses.

The following example should not be considered a representation of past or future expenses, because actual expenses may be greater or less than those shown.

Example

Based on the estimated level of total operating expenses listed above, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return (1)


                    1 YEAR         3 YEARS           5 YEARS         10 YEARS
                    ------         -------           -------         --------

                    $ ____         $ ____            $ ____           $____


     (1) The Example is based on the estimated level of total expenses listed above. The Fund's organizational and offering expenses are not reflected in the Example. Actual expenses may be higher or lower than the amounts shown in the fee table and, consequently, the actual expenses incurred by an investor may be greater (in the event the expense limitations are removed) or less than the amounts shown in the Example.

                                 USE OF PROCEEDS

The proceeds of the initial offering and any continuous offering will be invested in accordance with the Fund's investment objective and strategies as soon as practicable after the termination date of the initial offering period or, in the case of a continuous offering, as soon as practicable after each monthly or other closing of such offering. Such proceeds will be invested together with any interest earned in the Fund's escrow account prior to such closing. See "Purchase of Units-Initial and Continuous Offering." The Adviser expects that the Fund's assets will be invested in Investment Funds within three months after termination of the initial offering. This investment period reflects the fact that the Investment Funds in which the Fund plans to invest will be privately offered and may provide limited opportunities to purchase their securities.

Pending the investment of the proceeds of any offering in Investment Funds pursuant to the Fund's investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Investment Funds, which may be a substantial portion of the proceeds of the offering, in short-term, high quality debt securities, or money market funds. In addition, the Fund will maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

                       INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to seek attractive risk-adjusted rates of return. There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund's investment objective may be changed by the Fund's Board without the vote of a majority of the Fund's outstanding voting securities. Notice will be provided to Members prior to any such change.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing substantially all of its assets in the securities of approximately 15 to 40 Investment Funds that use a variety of "absolute return" investment strategies. "Absolute return" refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt, and other markets. Absolute return strategies can be contrasted with relative return strategies. An absolute return strategy generally seeks to generate a positive return irrespective of market conditions. The performance of a relative return strategy is meant to be compared to the performance of some benchmark, such as an equity, debt, or other market. A relative return strategy may be considered successful, even if it generates a negative return, as long as it outperforms its benchmark.

The Fund intends generally to limit its investments in any one Investment Fund in its portfolio to no more than 10% of the Fund's assets. To the extent permitted by applicable regulations or as expressly provided in this Prospectus or the Fund's SAI, neither the name of the Fund, any aspect of the Fund's investment program, nor the aforementioned portfolio allocation range is a fundamental investment policy of the Fund, and each can be changed by the Fund's Board without Member approval. In the event of such a change, Members would receive notice. The Investment Funds in which the Fund invests may pursue various investment strategies and are subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds."

The Adviser will pursue the Fund's investment objective primarily by investing in Investment Funds that the Adviser believes will help the Fund achieve its investment objective. The Adviser's approach in making these selections is described below.

The Fund may seek exemptive relief from the SEC to the extent necessary to permit it to pursue its investment program by investing in Investment Funds through one or more investment vehicles that are affiliated with the Fund or the Adviser. There can be no assurance that such relief will be granted.

Investment Process

The Adviser intends to invest the Fund's assets in accordance with the Fund's investment objective and principal investment strategies. The Adviser anticipates employing certain investment processes, a general description of which follows. Nevertheless, the Adviser has the flexibility to employ other investment processes in its discretion, subject to the oversight of the Board.

The Adviser generally intends to employ a two-step process in structuring the Fund's portfolio. In the first step, the Adviser identifies the Investment Funds in which the Fund might invest; that is, the Adviser identifies the pool of potential investments. In the second step, the Adviser constructs a portfolio from the pool of potential investments, determining in which Investment Funds the Fund will invest and to what extent.

In the first step, the Adviser identifies and selects potential Investment Funds based on specific quantitative, qualitative, and due diligence criteria. In its quantitative consideration of potential investments, the Adviser may undertake a variety of analyses to screen prospective Investment Funds. Quantitative considerations may include an analysis of each Investment Fund's return, risk (as measured by the volatility of a prospective Investment Fund's returns), drawdowns (any period during which a prospective Investment Fund's value is below its previous highest value; that is, any period during which it has suffered a loss), and correlations (the statistical relationship between a prospective Investment Fund's return and the return of other Investment Funds or certain markets) on both an individual basis and relative to its associated hedge fund strategy as described below ("Management Strategy"). In addition, the Adviser intends to consider certain historical portfolio information (including performance attribution, which is identifying the specific factors and positions that contributed to a portfolio's performance) for each prospective Investment Fund.

The potential Investment Funds identified through quantitative analysis will then be evaluated on the basis of certain qualitative and due diligence criteria. Qualitative considerations include, among other things, organizational profile, growth of assets under management, quality and experience of key investment personnel, quality of administrative systems and support staff, a documentation review, and a consideration of various portfolio oversight mechanisms employed by the Investment Fund.

Prior to an investment by the Fund, the Adviser conducts an on-site due diligence session with the principals and staff of the investment adviser of an Investment Fund. One objective of on-site due diligence is to obtain a better understanding of the investment process being employed by the Investment Fund's manager and to assure that the manager's investment process is consistent with the Management Strategy to which the Fund is seeking to gain exposure. Topics discussed during an on-site due diligence session will generally include the investment background and philosophy of the investment adviser's principals, and their rationale behind historical and current portfolio positions. Further due diligence includes a consideration of each Investment Fund's prime broker and other service relationships. The Adviser's due diligence includes a review of the valuation policies and process of each Investment Fund. Among other things, the Adviser will review audited financial statements of Investment Funds or other relevant information deemed necessary by the Adviser in conducting its due diligence review of the valuation methodologies of Investment Funds. Based on this due diligence review, the Adviser will reasonably believe that the valuation policies of the Investment Funds in which the Fund invests will require that portfolio securities that are publicly traded or traded through the dealer market will be valued at their market value, and that all other securities, including privately placed and otherwise illiquid securities, will be valued at their fair value, which may include cost when cost approximates fair value. See "Net Asset Valuation."

In the second step, once a diversified pool of potential Investment Funds is selected, the Adviser then determines an allocation for the Fund's assets across the pool. In creating the Fund's asset allocation, the Adviser analyzes the performance results associated with each potential Investment Fund and its Management Strategy to determine the return, risk, and correlation relationships within and between each Management Strategy and potential Investment Fund over time. The Adviser utilizes quantitative data in constructing a qualitative forecast of developing market, economic, and financial trends. In making this market, economic, and financial analysis, the Adviser will have access to, among other things, a global network of investment strategists, economists, traders, and capital markets professionals, as well as its proprietary quantitative models.

Methods of Investing in Investment Funds

The Fund will typically invest directly in an Investment Fund by purchasing interests in such Investment Fund. There may be situations, however, where an Investment Fund is not open or available for direct investment by the Fund. Such an instance may arise, for example, where the Fund's proposed allocation does not meet an Investment Fund's investment minimums. On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to an Investment Fund, the Fund may invest in an Investment Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of an Investment Fund. In each case, a counterparty would agree to pay to the Fund a return determined by the return of the Investment Fund, in return for a consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Fund. A structured note with interest or principal payments indexed to the return of a referenced Investment Fund would substitute a contractual commitment running from the counterparty to the Fund for direct ownership by the Fund of a share of the Investment Fund. An indexed security of this nature would expose the Fund to the credit risk associated with the counterparty issuing the note. Similarly, a swap structure could provide a return equivalent to direct investment in an Investment Fund by establishing a contractual obligation on the part of the counterparty to pay the Fund a return equivalent to the return that would have been obtained by direct investment in the Fund. Indirect investment through a swap or similar contract in an
Investment   Fund  carries  with  it  the  credit  risk   associated   with  the
counterparty.

Evaluation and Monitoring of Investment Funds

The Adviser will evaluate regularly each Investment Fund for various purposes, including to determine whether its investment performance is satisfactory. In conducting this review, the Adviser will consider information regarding the Investment Fund and its management that is provided by or obtained from third party sources. The Fund's assets may be reallocated among Investment Funds, existing investments in Investment Funds may be terminated, and/or additional Investment Funds may be selected by the Adviser in its discretion and in accordance with the Fund's investment objective.

The Adviser will regularly monitor the returns of each Investment Fund in an effort to evaluate whether its return pattern is consistent with the expected return pattern for that Management Strategy. If any Investment Fund's returns fall outside certain limits established by the Adviser, a formal review of the Investment Fund may be carried out by the Adviser. As a general matter, an Investment Fund's investment adviser who can provide statistical evidence that its management consistently outperforms its peers within the Investment Fund's Management Strategy will be favored over investment advisers whose records do not provide such evidence.

In managing the Fund, the Adviser may include various proposed attributes of the Fund, including the Fund's investment objective, investment limitations, and other factors, including a proposed number of Investment Funds in which the Adviser would propose to invest the Fund's assets, or the proposed allocation of the Fund's assets among the Management Strategies or in any one Investment Fund, in the portfolio construction models.

The Fund may not be able to maintain any certain number of Investment Funds in its portfolio at all times or any specific allocation of its assets in any single Investment Fund. In particular, the proceeds of any offering may not be invested in Investment Funds immediately upon receipt of the proceeds by the Fund. See "Use of Proceeds." Pending the closing of any offering, the proceeds will be placed in an interest-bearing escrow account and will not be invested by the Fund until after such closing.

Percentage Limitations

Unless otherwise specified, percentage limitations on investments will be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to fulfill repurchase requests (which the Board, in its sole discretion, authorized) or to pay expenses. The percentage limitations contained in the Fund's Prospectus and SAI apply at the time of purchase to direct investments made by the Fund. Accordingly, the Fund's investment limitations are not applied to the portfolio securities held by the Investment Funds in which the Fund may invest.

                               MANAGEMENT STRATEGY

The following is an overview of the strategies that are used by the Investment Funds in which the Fund may invest. The Adviser currently views the universe of hedge funds in which the Fund will invest as generally encompassing the following broadly-defined primary categories: Relative Value, Event-Driven, Long/Short Equity, and Global Macro. Within each of these broad primary categories are a number of underlying Management Strategies utilized by the investment advisers of the Investment Funds. Particular investments made by the Investment Funds and the risks related thereto are further discussed below. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds."


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Relative Value Category

Relative Value strategies generally seek to produce returns without taking on specific market exposures. Investment Funds employing Relative Value strategies seek to achieve attractive risk-adjusted returns through the use of both long and short positions in fixed-income, equity, and/or other instruments, attempting to exploit pricing inefficiencies that occur in the markets from time to time. Relative Value strategies may or may not utilize leverage. The Relative Value category is composed of three Management Strategies: Convertible Arbitrage, Fixed-Income Arbitrage, and Statistical Arbitrage.

Convertible Arbitrage Strategies. Investment advisers utilizing Convertible Arbitrage strategies analyze convertible bonds and warrants across the globe to take advantage of opportunities presented by market and information inefficiencies. Convertible Arbitrage managers seek to profit from such opportunities through the use of both fundamental analysis of the issuing companies and quantitative option and security valuation techniques. Convertible Arbitrage managers generally engage in short selling, options hedging, and other arbitrage techniques to capture price differentials found in the convertible securities and warrants in which they invest. As a general matter, these managers are "long" the convertible bond and "short" a percentage (known as the delta amount) of the underlying stock. To be "long" a security is to own that security. To be "short" a security is to borrow and sell that security. Long positions profit when the value of the security increases, while short positions profit when the value of the security decreases. While most Convertible Arbitrage managers attempt to capture a perceived mis-pricing of the option component of a convertible security, Convertible Arbitrage managers may also look for mis-pricing of the underlying credit of the issuing company. Convertible Arbitrage managers may also take directional views on credit and/or volatility. Convertible Arbitrage managers may periodically utilize a significant amount of leverage.

Fixed-Income Arbitrage Strategies. Investment advisers utilizing Fixed-Income Arbitrage strategies analyze a variety of fixed-income securities across several markets. Fixed-Income Arbitrage managers may look to capture changes in the shape of a country's yield curve (the spread or difference in yield between different maturities of an issuer, e.g., two-year U.S. Treasury Notes versus ten-year U.S. Treasury Notes) or the relationship spread between the fixed-income securities of two different countries (e.g., yield curves on five-year German Bonds versus five-year U.S. Treasury Notes). Trading strategies also may be structured to capture expected changes in credit spreads, such as the difference between the yield on a specific company's debt and the yield on U.S. Treasury securities (e.g., sell a company's bond and buy a Treasury security), or credit spreads within a specific company's capital structure (e.g., buy a company's senior debt and sell short its subordinated debt or equity). Fixed-Income Arbitrage managers may also focus on mortgage and mortgage-related securities. Fixed-Income Arbitrage managers tend to utilize significant amounts of leverage; take both long and short positions; and employ options, futures, and other derivative strategies.

Statistical Arbitrage Strategies. Investment advisers utilizing Statistical Arbitrage strategies seek to generate capital appreciation and absolute returns through a portfolio of investments that tends to be net flat or "market neutral." The Statistical Arbitrage strategy seeks to exploit price discrepancies that a Statistical Arbitrage manager believes exist between individual securities or sectors. These managers primarily establish both long and short positions and tend to utilize leverage. Under most circumstances, Statistical Arbitrage managers will maintain a net zero exposure (i.e., gross long positions less gross short positions equal zero); however, gross long and short positions may be significantly large. In most cases, Statistical Arbitrage managers will have high portfolio turnover. The Statistical Arbitrage strategy relies heavily on models that primarily seek to identify and take advantage of the relative price movements between specific securities. Some Statistical Arbitrage managers incorporate subjective investment decisions that are based on fundamental analysis when selecting pairs of securities to be long and short. These opportunities may result from changes in the valuations of specific companies or sectors. For example, if two stocks with similar fundamentals in a given industry have diverged from their historical price relationship, the manager may acquire long positions in the underpriced stock and short the overpriced stock with the intention of unwinding the positions when the historical price relationship returns.

Multi-Strategies. Investment advisers utilizing Multi-Strategies engage in a broad range of arbitrage strategies across four primary markets: (i) long and short positions in equity markets; (ii) positions in convertible bonds and warrants; (iii) U.S. and international positions in investment grade and non-investment grade fixed-income securities; and (iv) special situations arising from in the global securities markets. These managers may also seek to take advantage of any number of different event-driven opportunities. Events may involve corporate actions, credit events, political events, or other situations that may have an effect on the value of the securities or financial instruments traded by the Multi-Strategies manager. Multi-Strategies managers generally seek to profit by realizing the price differentials that they perceive exist between equivalent or nearly equivalent securities or between the current market price of a security and its expected future value based on the occurrence of a specific event. Multi-Strategies managers generally engage in short selling, options hedging, and other arbitrage techniques to capture price differentials. Investments may involve both U.S. and non-U.S. markets and may utilize significant amounts of leverage. Multi-Strategies managers employ both long and short strategies, warrant and option arbitrage and hedging strategies, inter-and intra-market spread trading, futures, options, and currency trading.

Event-Driven Category

Event-Driven strategies generally seek to produce returns based on anticipated outcomes of company specific or transaction specific situations. Event-Driven managers attempt to capture an underlying change in value based on a particular event, such as a corporate merger, corporate restructuring, or pending bankruptcy. Event-Driven managers typically invest either long or short (or both). The Event-Driven category is composed of two Management Strategies:
Merger/Risk Arbitrage and Bankruptcy/Distressed.

Merger/Risk Arbitrage Strategies. Investment advisers utilizing Merger-Risk Arbitrage strategies seek to profit by realizing price differentials that they perceive exist between the current market price of a security and its expected future value based upon the occurrence of a specific event. Merger-Risk Arbitrage transactions typically involve the purchases or sales of securities in connection with announced corporate actions which may include, but are not limited to, mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs, and similar transactions. The portfolios are generally actively traded and may exhibit a high rate of turnover. Merger-Risk Arbitrage managers may periodically utilize leverage and may enter into swaps and other similar financial contracts in an effort to increase portfolio returns. Merger-Risk Arbitrage managers generally engage in short selling, options hedging, and other arbitrage techniques to capture price differentials. Merger-Risk Arbitrage managers may from time to time take positions in the securities of companies not currently involved in announced transactions, but that are believed to be undervalued and likely candidates for future corporate actions.

Bankruptcy/Distressed Strategies. Investment advisers utilizing Bankruptcy/Distressed strategies generally invest in the securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations). Investment strategies may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector or the equity portion of distressed companies). Investments may be acquired passively in the secondary market, acquired through participation in merger and acquisition activity, or acquired with a view toward actively participating in a re-capitalization or restructuring plan. Bankruptcy/Distressed managers may actively attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, they may take an active role and seek representation in management on a board of directors or a creditors' committee. In order to achieve these objectives the manager may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments. A significant portion of a Bankruptcy/Distressed manager's portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities and may utilize leverage. Information about specific investments may be limited, thereby reducing the manager's ability to monitor the performance and to evaluate the advisability of continued investments in specific situations.

Multi-Strategies. Investment advisers utilizing Multi-Strategies engage in a broad range of arbitrage strategies across four primary markets: (i) long and short positions in equity markets; (ii) positions in convertible bonds and warrants; (iii) U.S. and international positions in investment grade and non-investment grade fixed-income securities; and (iv) special situations arising from in the global securities markets. These managers may also seek to take advantage of any number of different event-driven opportunities. Events may involve corporate actions, credit events, political events, or other situations that may have an effect on the value of the securities or financial instruments traded by the Multi-Strategies manager. Multi-Strategies managers generally seek to profit by realizing the price differentials that they perceive exist between equivalent or nearly equivalent securities or between the current market price of a security and its expected future value based on the occurrence of a specific event. Multi-Strategies managers generally engage in short selling, options hedging, and other arbitrage techniques to capture price differentials. Investments may involve both U.S. and non-U.S. markets and may utilize significant amounts of leverage. Multi-Strategies managers employ both long and short strategies, warrant and option arbitrage and hedging strategies, inter-and intra-market spread trading, futures, options, and currency trading.

Long/Short Equity Category

Long/Short Equity strategies generally seek to produce returns from investments in the global equity markets. These strategies are generally focused on absolute returns and the trades implemented in the strategy generally capitalize on the investment adviser's views and outlooks for specific equity markets, regions, sectors, and securities. While these strategies involve both long and short positions in various equity securities, the strategies will generally represent a specific view about the direction of a market. Unlike traditional equity funds, the directional view relates less to the absolute direction of the market and more toward the specific positions (longs versus shorts) held within a portfolio (nonetheless, an investment adviser may take a directional that relates to the absolute direction of the market). In addition to making shifts in markets, regions, sectors, and securities, investment advisers have the flexibility to shift from a net long to a net short position, but in general will maintain net long exposure. An exception is for those investment advisers that are classified as Short Biased, which will in general maintain a net short exposure. The Long/Short Equity category is composed of four Management
Strategies: Opportunistic, Global-International, Sector Specific, and Short Biased.

Opportunistic Strategies. Investment advisers utilizing Opportunistic strategies seek to generate capital appreciation through a portfolio of investments similar to that of the Opportunistic Strategy, utilizing a variety of U.S. equity strategies. These managers primarily establish both long and short positions in U.S. equity securities and may utilize leverage. Under most circumstances, such managers will maintain net long market exposures. The degree to which different managers maintain net long positions will vary. The more opportunistic managers within the strategy generally maintain net long positions of 20% to 80%; however, they may be net short from time to time. The more long-biased managers within the strategy generally maintain net long positions of 50% to 150%. In both cases, gross positions may be significantly larger. Investment advisers within this strategy seek to profit by establishing both long and short positions in specific equity situations with an objective of outperforming the U.S. equity markets on a risk-adjusted and absolute basis. These managers utilize the cash and derivatives markets, and may utilize leverage when establishing positions. Their investments may be highly concentrated and may lack liquidity. In most cases, Opportunistic managers will tend to trade positions within their portfolio actively, which will result in high levels of portfolio turnover.

Global-International Strategies. Investment advisers utilizing Global-International strategies seek to generate capital appreciation through a portfolio of investments representing a variety of globally-oriented strategies. These strategies may include positions in the cash, futures, and forward markets. These managers employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra-market equity spread trading, futures, options and currency trading, and emerging markets and other special situation investing. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. Global-International Managers may assume aggressive investment postures with respect to position concentrations, use of leverage, and various instruments used, and typically have high levels of portfolio turnover.

Sector Specific Strategies. Investment advisers utilizing Sector Specific strategies seek to generate capital appreciation through a portfolio of investments representing a specific market sector or sectors. For example, a manager may focus on technology or bio-tech companies. Managers may define their specific strategy more broadly, for example, healthcare and life sciences or "TMT" (technology, media, and telecommunications). These managers may establish both long and short positions in equity securities and may utilize leverage. Investments may be in both U.S. and non-U.S. companies. Although these managers will tend to maintain net long market exposures, the degree to which different managers maintain net long positions will vary, and managers may also be net short from time to time. These managers utilize the cash and derivatives markets, and may utilize leverage when establishing positions. Their investments may be highly concentrated and may lack liquidity. In most cases, Sector Specific managers will tend to trade positions within their portfolio actively, which will result in high levels of portfolio turnover.

Short-Biased Strategies. Investment advisers utilizing Short-Biased strategies seek to produce absolute returns from portfolios that are generally net short; however, these managers may hold long positions as well. Positions may or may not involve the use of leverage, and managers tend to have a high level of portfolio turnover and may maintain concentrated positions. Short-Biased managers attempt to capitalize from price declines in specific equity securities. The Short-Biased manager primarily focuses on identifying overvalued securities that have either deteriorating fundamentals or a catalyst that will result in a negative price movement for the stock. These managers seek positive returns regardless of market direction. Short-Biased managers tend to achieve better results in bearish markets.

Global Macro Category

Global Macro strategies generally focus on macro-economic opportunities across numerous markets and instruments. Investments may be either long or short in cash securities, futures contracts, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of two major Management
Strategies: Discretionary Strategies and Systematic Strategies.

Discretionary Strategies. Investment advisers utilizing Discretionary Global Macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals sectors. These investment advisers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the managers tend to employ leverage.

Systematic Strategies. Investment advisers utilizing Systematic Global Macro strategies utilize proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies. Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Within this category are managers who engage in "momentum investing," generally concentrating on the global equity markets. These managers may take positions in cash, cash equity securities, mutual funds, futures, options, and other derivative securities. These managers tend to leverage when establishing positions and hold positions in several markets at the same time, and although they may be both long and short, for the most part, these managers tend to be long or in cash.

Temporary and Defensive Measures

The Fund may, from time to time, take temporary or defensive positions in cash or cash equivalents to attempt to minimize extreme volatility caused by adverse market, economic, or other conditions. However, liquidity of the Fund's investments is limited, so the Fund's ability to invest in such instruments is also limited. Any such temporary or defensive positions also could prevent the Fund from achieving its investment objective. In addition, pending the full investment of the offering proceeds in Investment Funds, the Fund may invest in these instruments. See "Use of Proceeds."

Investment Funds Advised by the Adviser or its Affiliates

The Fund does not presently intend to invest in Investment Funds managed by the Adviser or any of its affiliates. However, it may do so in the future, subject to obtaining such exemptions from provisions of the 1940 Act as may be necessary.

Borrowing

The Fund may borrow money to purchase portfolio securities, to meet repurchase requests, and for portfolio management purposes. The Fund may also borrow money to pay operating expenses, including (without limitation) investment management fees. The use of borrowings for investment purposes involves a high degree of risk. The Fund generally intends to borrow money only in limited circumstances when the Adviser believes attractive investment opportunities are available and sufficient cash or other liquid resources are not otherwise available, or where the Adviser believes it would not be prudent to sell existing portfolio holdings. It is anticipated that such borrowing by the Fund will be on a short-term basis and not substantial. No Member will have the right to require the Fund to redeem Units. If the Fund borrows to finance repurchases of its Units, interest on that borrowing will negatively affect Members who do not have all of their Units repurchased by the Fund, by increasing the Fund's expenses and reducing any net investment income.

The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. For this purpose, the asset coverage (that is, total assets including borrowings, less liabilities excluding borrowings) requirements mean that the Fund's total assets equal 300% or 200%, as applicable, of the total outstanding principal balance of indebtedness. The Fund must also limit its borrowings and leverage practices to the extent necessary to permit the Fund to repurchase securities pursuant to any offer by the Fund to repurchase Units, at such times and on such terms as may be determined by the Board, in its complete and absolute discretion, without causing the Fund to have an asset coverage of less than 300% or 200%, as applicable. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the asset level below what is required by the 1940 Act or the Fund's loan agreements. In certain cases, this may be impossible.

The Fund's willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are the Adviser's investment outlook, market conditions, and interest rates. Successful use of borrowing will depend on the ability of the Adviser to analyze interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

The Board may modify the Fund's borrowing policies, including the percentage limitations, the purposes of borrowings, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Futures and Options Transactions

When the Fund makes an indirect investment in an Investment Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Investment Fund, such investment by the Fund may be subject to additional regulations. Futures and related options transactions by the Fund must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). As a general matter, the Fund intends to conduct its operations in compliance with CFTC Rule 4.5 under the Commodity Exchange Act in order to avoid regulation by the CFTC as a commodity pool. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

The  Fund  May  Change  Its  Investment   Objective,   Policies,   Restrictions,
Strategies, and Techniques

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interests of the Fund and its Members. The Fund's investment objective is not a fundamental policy and it may be changed by the Board without Member approval. Notice will be provided to Members prior to any such change.


             PRINCIPAL RISK FACTORS RELATING TO THE FUND'S STRUCTURE

The following are the principal risk factors that relate to the operations and structure of the Fund. The investments of the Investment Funds in which the Fund invests are also subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds."

Newly Organized Fund; No Operating History

The Fund is a newly formed entity and has no previous operating history, and the Fund may not succeed in meeting its objective.

Closed-end Fund; Limited Liquidity; Units Not Listed; Repurchases of Units

The Fund is a closed-end, non-diversified, management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. The Adviser believes that unique investment opportunities exist in the market for Investment Funds. However, these investments are often illiquid, and an open-end fund's ability to make such investments is limited. For this reason, among others, the Fund has been organized as a closed-end fund so that it can invest more than 15% of its assets in illiquid securities.

The Fund does not intend to list its Units for trading on any national securities exchange. There is no secondary trading market for the Units, and none is expected to develop. The Units are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Units will not be redeemable at the option of Members and they will not be exchangeable for interests of any other fund. Although the Board, in its complete and absolute discretion,  may  cause  the  Fund  to  offer  to  make  repurchase  offers  for outstanding Units at their net asset value, the Units are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end investment companies. The repurchase amount is determined by the Board in its complete and absolute discretion, and such repurchase amount may be a portion of the Fund's outstanding Units. Members whose Units are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Repurchase Valuation Date. Further, repurchases of Units, if any, may be suspended or postponed in the complete and absolute discretion of the Board. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and the underlying investments of the Fund. See "Investor Suitability." Also, because the Units will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members.

Non-Diversified Status

The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer. However, the Fund generally will not invest more than 10% of the value of its assets (measured at the time of purchase) in the securities of a single Investment Fund.

Special Risks of Fund of Funds Structure, Including Investing in Unregistered Funds

Investment Funds Not Registered. The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the protections of the 1940 Act with respect to the Investment Funds. In addition, the investment advisers to, or general partners of, the Investment Funds often will not be registered as investment advisers under the Advisers Act.

Investment Fund Securities Generally Illiquid. The securities of the Investment Funds in which the Fund invests or plans to invest are generally anticipated to be illiquid. Subscriptions to purchase the securities of Investment Funds are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Investment Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Investment Fund securities, the Fund might obtain a less favorable price than prevailed when it decided to buy or sell. Further, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of Investment Fund securities in a timely manner.

Investment Fund Operations Not Transparent. The Adviser will not be able to control the activities of the Investment Funds on a continuous basis. An Investment Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Some Investment Funds have limited operating history and some investment advisers of Investment Funds have limited experience in managing assets.

Valuation of the Fund's Investments. As the Adviser and the Board anticipate that market prices will not be readily available for most Investment Funds in which it invests, these procedures provide that the fair value of the Fund's investments in Investment Funds ordinarily will be the value determined for each Investment Fund in accordance with the Investment Fund's valuation policies and provided to the Fund. See "Net Asset Valuation." Although the Adviser will review the valuation procedures used by the investment advisers of the Investment Funds, the Adviser and the Board will have little or no means of independently verifying valuations provided by such investment advisers. In calculating its net asset value, although the Fund will review other relevant factors, the Fund will rely significantly on values of Investment Funds that are reported by the Investment Funds themselves. The Fund does not have information about the securities in which the Investment Funds invest or their valuation. The Fund's issuance or repurchase of its Units at net asset value when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Members, as well as of those Members who purchase Units and/or have their Units repurchased by the Fund.

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based management fees at the Fund level, in addition to any asset-based and performance-based management fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in other closed-end funds with a different investment focus.

Each Investment Fund generally will be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Fund generally. Accordingly, an investment adviser to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Fund and its Members, even if the Fund's overall performance is negative. Generally, fees payable to investment advisers of the Investment Funds will range from 0.5% to 4% (annualized) of the average net asset value of the Fund's investment, and incentive allocations or fees generally range from 10% to 25% of an Investment Fund's net profits.

Duplicative Transaction Costs. Investment decisions of the Investment Funds are made by their investment advisers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

Turnover. The Fund's activities involve investment in the Investment Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from an Investment Fund could involve expenses to the Fund under the terms of the Fund's investment.

Inability to Vote or Exercise Control. The Fund may elect to hold non-voting securities in Investment Funds or waive the right to vote in respect of an Investment Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the interestholders of the Investment Fund, including matters adverse to the Fund's interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Investment Fund to cause the Fund to control the Investment Fund. Applicable securities and banking rules and interpretations may limit the percentage of voting or non-voting securities of any Investment Fund that may be held by the Fund.

Inability to Invest in Investment Funds. In the event that the Fund is able to make investments in Investment Funds only at certain times, the Fund may invest any portion of its assets that is not invested in Investment Funds, in money market securities, or other liquid assets pending investment in Investment Funds. During this time that the Fund's assets are not invested in Investment Funds, that portion of the Fund's assets will not be used to pursue the Fund's investment objective.

Indemnification of Investment Funds. The Fund may agree to indemnify certain of the Investment Funds and investment advisers of Investment Funds from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of Units. The investment advisers of the Investment Funds often have broad limitations on liability and indemnification rights.

Indirect Investment in Investment Funds. Any transaction by which the Fund indirectly gains exposure to an Investment Fund by the purchase of a structured note, swap, or other contract is subject to special risks. The Fund's use of such instruments can result in volatility, and each type of instrument is subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds--Special Investment Instruments and Techniques, Including Derivative Instruments." Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund's investment. There can be no assurance that the Fund's indirect investment in an Investment Fund will have the same or similar results as a direct investment in the Investment Fund, and the Fund's value may decrease as a result of such indirect investment.

Investment Funds Organized Outside of United States. Some of the Investment Funds may be organized outside of the United States. As a result, an Investment Fund organized outside of the United States may be subject to certain risks not present in an Investment Fund organized in the United States. For example, it may be more difficult for the Fund to enforce its rights offshore and the regulations applicable to those jurisdictions may be less stringent.

Borrowing

To the extent that the Fund borrows money, the value of its net assets will tend to increase or decrease at a greater rate than if no borrowing occurred due to the resultant leverage. If the Fund's investments decline in value, your loss will be magnified if the Fund has borrowed money to make its investments. It is anticipated that such borrowing by the Fund will be on a short-term basis and not substantial.

If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings within one year of incurring them, or it may be forced to sell investments at disadvantageous times in order to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continued interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. If the Fund is forced to sell investments to repay borrowings (including borrowings incurred to finance the repurchase of Units) the Fund's portfolio turnover rate will increase.

The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including distributions (if any) to Members. Interest payments and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise has available for distributions. The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

Distributions to Members and Payment of Tax Liability

The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable federal and state income taxes on their respective Units of the Fund's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. It is expected that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. With respect to the Fund's investments in Investment Funds, the Fund's income (or loss) from these investments may constitute UBTI.

It is expected that Members will be required to request extensions of time to file their personal income tax returns. Members should consult their tax adviser concerning the impact of such delayed reporting.


                PRINCIPAL RISK FACTORS, TYPES OF INVESTMENTS, AND
                  INVESTMENT STRATEGIES OF THE INVESTMENT FUNDS

General

This section discusses the types of investments generally made by the Investment Funds in which the Fund invests and the related risk factors with respect to such investments. It is possible that an Investment Fund will make an investment that is not described below, which would be subject to its own particular risks. Unless expressly stated otherwise herein, an investor's determination to invest in the Fund should not be based on a belief that the Investment Funds will not make a certain type of investment. The impact of a particular risk in an Investment Fund will, in turn, have a corresponding impact on the Fund.

The Fund's investment program entails substantial risks. You should expect the value of the Fund's total net assets to fluctuate. Due to the types of investments and investment strategies to be used by the Investment Funds, fluctuations in the net asset value of the Fund may be more volatile than is typical for most funds. There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment programs will be successful. In particular, each Investment Fund's use of leverage, short sales, and derivative transactions, and limited diversification can, in certain circumstances, cause the value of an Investment Fund's portfolio to appreciate or depreciate at a greater rate than if such techniques were not used, which, in turn, could result in significant losses to the Fund.

All securities investments are subject to the risk of loss of capital. The value of the Fund's total net assets will fluctuate based on the fluctuation in the value of the Investment Funds in which it invests. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry or market sector, the risk of the Fund's investment in that Investment Fund is increased.

The investment environment in which the Investment Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, and technological and regulatory change. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. You may experience a significant decline in the value of your investment and could lose money. You should consider the Fund a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Equity Securities

Investment Funds' portfolios may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. Investment Funds also may invest directly in foreign securities or in depositary receipts relating to foreign securities. (See "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

Investment Funds may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly-traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly-available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

Fixed-Income Securities

Investment Funds may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

Foreign Securities

Investment Funds may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Foreign securities in which the Investment Funds may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Foreign securities markets generally are not as developed or efficient or as strictly regulated as securities markets in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are lower than in the United States and, at times, volatility of prices can be greater than in the United States. The Fund will be subject to risks of possible adverse political and economic developments, seizure or nationalization of foreign deposits, or adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since foreign securities often are purchased with and payable in currencies of foreign countries, their value may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

To the extent that Investment Funds invest in emerging market countries, the political, regulatory, and economic risks inherent in such investments are significant and may differ in kind and degree from the risks presented by investments in major securities markets in developed countries. Additional risks of emerging markets countries may include: greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of certain currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

Foreign Currency Transactions

The Investment Funds may engage in foreign currency transactions for a variety of purposes, including to "lock in" the U.S. dollar price of the security, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve an Investment Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. An Investment Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Investment Fund has contracted to receive in the exchange. An investment adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Concentration of Investments; Non-Diversified Portfolios

Investment Funds may target or concentrate their investments in particular markets, sectors, or industries. Investment Funds also may be considered to be non-diversified and invest without limit in a single issuer. As a result of any such concentration of investments or non-diversified portfolios, the portfolios of such Investment Funds are subject to greater volatility than if they had non-concentrated and diversified portfolios. Those Investment Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings.

Leverage

Some or all of the Investment Funds may borrow money from brokers and banks for investment purposes. This practice, which is known as engaging in "leverage" or making purchases on "margin" is speculative and involves certain risks.

Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers, and other financial institutions.

Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of the Fund's investment in the Investment Fund. In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call," pursuant to which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund's assets, the Investment Fund's investment adviser might not be able to liquidate assets quickly enough to pay off the Investment Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit, either of which requirements would increase the cost of borrowing over the stated interest rate.

Investment Funds may not be subject to the same or similar asset coverage requirements that the 1940 Act imposes in connection with borrowing. Therefore, Investment Funds may be able to achieve greater levels of indebtedness and, consequently, greater risk due to leveraging or high interest payments, than is permitted to a registered investment company.

In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, an Investment Fund may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of any applicable or self-imposed asset coverage requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss. See also "Principal Risk Factors Relating to the Fund's Structure."

Short Sales

Some or all of the Investment Funds may attempt to limit their exposure to a possible market decline in the value of their portfolio securities through short sales of securities that the Investment Funds believe possess volatility characteristics similar to those being hedged. In addition, the Investment Funds may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Investment Fund may "short" a security of a company if, in its investment adviser's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose an Investment Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to an Investment Fund. The risk of loss on a short sale is theoretically unlimited.

Reverse Repurchase Agreements

Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund's investment portfolio.

Money Market and Other Liquid Instruments

Investment Funds may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as their investment advisers deem appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit, and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings

Investment Funds may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund's investment in Investment Funds that invest in such shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without having an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Special Investment Instruments and Techniques, Including Derivative Instruments

Investment Funds may utilize a variety of special investment instruments and techniques (described below) to hedge their portfolios against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue their investment objectives. These strategies may be executed through transactions in derivative instruments ("Derivatives"). The instruments the Investment Funds may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Investment Funds may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Some or all of the Investment Funds may invest in, or enter into transactions involving Derivatives. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of Derivatives include, but are not limited to, options contracts, futures contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. A description of these and other Derivatives that the Investment Funds may use is provided in the SAI.

An Investment Fund's use of Derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular Derivative and the Investment Fund's portfolio as a whole. Derivatives permit an Investment Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Investment Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on an Investment Fund's performance. If an Investment Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund's return or result in a loss. An Investment Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if an Investment Fund is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for Derivatives.

Engaging in these transactions involves risk of loss to the Investment Funds that could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Forward Contracts

An Investment Fund may enter into a forward contract, which is a purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract.

An Investment Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns) to pursue its investment objective. Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an investment adviser of an Investment Fund anticipates purchasing or selling a foreign security. This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund's investment objective, such as when an Investment Fund's investment adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's investment portfolio. There is no general requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

Swap Agreements

Some or all of the Investment Funds may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap defaults, an Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

When-Issued and Forward Commitment Securities

Some or all of the Investment Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

Lending Portfolio Securities

Some or all of the Investment Funds may lend securities from their portfolios to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to payments of amounts equal to the interest, dividends, or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Investment Funds may not be subject to the same borrowing limitations that apply to registered investment companies. An Investment Fund might experience loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

Restricted and Illiquid Investments

Investment Funds may invest a portion or all of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Where registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Investment Fund might obtain a less favorable price than prevailed when it decided to sell. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

Investment Funds' Investment Strategies

The Fund anticipates that many of the Investment Funds in which the Fund invests will seek, among other things, to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Investment Funds' performance, risk levels, and/or market correlation. There can be no assurance that any Investment Fund will have success in achieving any goal related to such practices. The Investment Funds may be unable or may choose in their judgment not to achieve such goals. See "Investment Approach of Investment Funds."

Limits of Risk Disclosure

The above discussions and the discussions in the SAI on various risks associated with the Fund, the Units, and the Investment Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire
Prospectus, the SAI, and the Operating Agreement and consult with their own advisers before deciding whether the invest in the Fund. In addition, as the Fund's investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.


                             MANAGEMENT OF THE FUND

DBIM is part of DB Absolute Return Strategies, which is the marketing name in the United States for absolute return strategies activities of Deutsche Bank and certain of its subsidiaries, including DBIM, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., and Deutsche Asset Management Limited.

The Board

The Board of the Fund has overall responsibility to manage and control the business operations of the Fund on behalf of the Members. At least a majority of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act ("Independent Directors"). See "Directors and Officers" in the Fund's SAI for identities of the Board, executive officers of the Fund, brief biographical information regarding each of them, and other information regarding election of the Board and Board membership.

The Adviser

Under the supervision of the Board and pursuant to the Investment Management Agreement, DBIM, a registered investment adviser with headquarters at 25 DeForest Avenue, Summit, New Jersey 07901, provides investment supervisory and administrative services to the Fund, including serving as investment adviser for the Fund. As the Fund's investment adviser, DBIM makes the Fund's investment decisions. DBIM buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. As necessary, DBIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

DBIM is an indirect wholly owned subsidiary of Deutsche Bank, an international commercial and investment banking group. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management; mutual funds; retail, private, and commercial banking; investment banking; and insurance. DBIM serves as investment adviser to this Fund and other institutional and privately managed accounts. As of ________, 2002, DBIM had total assets of approximately $__________ under management. As of the same date, Deutsche Bank had total assets of approximately $______ under management.

DBIM and its affiliates serve as investment adviser to other registered and/or private investment funds that utilize investment programs similar to that of the Fund, and DBIM and/or its affiliates may in the future serve as an investment adviser or general partner of other registered and/or private investment companies with similar investment programs.

Subject to general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, DBIM provides the Fund with ongoing investment guidance, policy direction, and monitoring of the Fund pursuant to the Investment Management Agreement. The Investment Management Agreement may be terminated by the Board, by a majority vote of the Members, or by the Adviser.

Portfolio Manager

The following individuals have primary responsibility for managing the Fund.

Portfolio Manager             Since           Recent Professional Experience
----------------              -----           ------------------------------

Raymond C. Nolte              __/__*          Mr.   Nolte  is  Managing   Director   and  Global  Head  of
                                              Funds-of-Funds for DB Absolute Return  Strategies,  where he
                                              is   responsible   for   the   investment   management   and
                                              development of the Investment Adviser's  multi-manager hedge
                                              fund   products.    Additionally,    he   manages    several
                                              strategy-specific  funds-of-funds and multi-manager separate accounts.  Mr. Nolte joined  Bankers Trust Company in May of
                                              1983.

Mustafa Jama                  __/__*          Mr.  Jama is a Director of DB  Absolute  Return  Strategies,
                                              where he is  responsible  for ___.  Mr. Jama joined  Bankers
                                              Trust Company in __ of 1995.

_________________________________

* Since inception of the Fund.



                                FEES AND EXPENSES

Investment Management Fee

The Fund will pay the Adviser an investment management fee at an annual rate of 1.95% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. The investment management fee will accrue monthly and will be payable at the end of each quarter. The investment management fee will be an expense out of the Fund's assets, and will be reflected in each Member's capital account (including capital accounts of the Adviser and its affiliates, if any). Net assets means the total value of all assets under management of the Fund, less all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Units on the date of calculation. See "Capital Accounts and Allocations."

Administrative Fee

DBIM, which serves as the Adviser, also will have responsibility for providing administrative services, and assisting the Fund with operational needs pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, DBIM has agreed to provide the following services, among others: conduct the corporate business and affairs of the Fund; supervise and manage the Fund's operations other than portfolio management and distribution; provide the Fund with executive, administrative, accounting, clerical, and bookkeeping services; provide office space and equipment to the Fund; monitor and review the Fund's contracted services and expenditures; provide services for the maintenance of Member records; provide the Fund with, or obtain for it, appropriate transfer agency services, services related to the payment of distributions, and fund accounting services; prepare reports and regulatory filings; supervise regulatory compliance matters; and provide reports to the Board. In consideration for these services, the Fund will pay DBIM a fee, in DBIM's capacity as administrator, at the annual rate of 0.25% of the Fund's month-end net assets, including assets attributable to DBIM (or its affiliates) and before giving effect to any repurchases by the Fund of Units.

In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board, DBIM has engaged PFPC Inc., whose principal business is 400 Bellevue Parkway, Wilmington, Delaware 19809, to serve as the Fund's sub-administrator pursuant to a sub-administration agreement between PFPC Inc. and DBIM ("Sub-Administration Agreement"). Under the Sub-Administration Agreement, PFPC Inc. provides administrative, accounting, and investor services to the Fund. PFPC Inc. has agreed to provide the following services, among others: journalize investment, capital, and income and expense activities; maintain individual ledgers for investment securities; reconcile cash and investment balances of the Fund with the Custodian and provide information about available cash balances; calculate contractual expenses; prepare financial statements; monitor expense accruals; calculate capital gains and losses; determine net investment income; assist with portfolio management reports; assist with net asset valuation; and prepare regulatory filings.

PFPC Inc. also serves as transfer and distribution disbursing agent pursuant to the Sub-Administration Agreement, and has agreed to provide the following services, among others, as transfer and distribution disbursing agent: maintain the register of Members and enter on such register all issues, transfers, and repurchases of Units; calculate repurchase prices; allocate income, expenses, gains, and losses to Members' capital accounts; prepare and mail tax forms; prepare and distribute interim tax reports; mail prospectuses; process payments; and confirm account activity.

PFPC Inc. is compensated for its services by DBIM. PFPC Inc. is an affiliate of PFPC Trust Company, the Fund's custodian.

DBIM also has retained Investment Company Capital Corporation ("ICCC"), an affiliate of DBIM, to provide sub-administration services pursuant to a board services agreement. Under this agreement, ICCC will, among other things: draft board agendas and resolutions; prepare board materials; communicate with the Directors; and draft board meeting minutes. ICCC is compensated for its services by DBIM.

Other Expenses of the Fund

The Fund pays all of the Fund's expenses other than those that the Adviser assumes. The expenses of the Fund include, but are not limited to, fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the
Fund), including foreign legal counsel; independent auditors; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); custody fees; expenses of printing and distributing prospectuses, reports, notices, and proxy material to Members; expenses of printing and filing reports and other documents with government agencies; expenses of Members' meetings; expenses of corporate data processing and related services; Member recordkeeping and Member account services, fees, and disbursements; fees and expenses of the Fund's Board that the Adviser, the Distributor, or their affiliates do not employ; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

PFPC Trust Company ("Custodian"), whose principal business address is 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, Pennsylvania 19153, serves as the custodian of the Fund's assets pursuant to a custodial services agreement with the Fund, under which the Custodian [maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund's securities, maintains the Fund's subscription agreements from investments made in the Investment Funds, and makes periodic reports to the Board concerning the Fund's operations.]

The Fund's organizational and offering expenses are estimated at $____. Before a change to the guidelines followed by the American Institute of Certified Public Accountants, the Fund would have been able to amortize the organizational expenses over a 60-month period. Because of that change, however, the organizational expenses now must be expensed as incurred. To achieve a more equitable distribution of the impact of those expenses among the Members, an amount equal to the organizational expenses incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all Members based on the percentage that a Member's capital account bears to the total capital accounts of the Fund by all Members as of the relevant allocation date. An initial allocation of these costs will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted as of each date on which additional capital is contributed to the Fund by its Members through and including, the date that is twelve months after the initial closing.

The Investment Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. The Investment Funds will pay asset-based fees to their investment advisers and generally may pay performance-based fees or allocations to the investment advisers, which effectively reduce the investment returns of the Investment Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund itself. As an investor in the Investment Funds, the Fund will bear a portion of the expenses and fees of the Investment Funds. Generally, fees payable to investment advisers of the Investment Funds will generally range from 0.5% to 4% (annualized) of the average net asset value of the Fund's investment, and incentive allocations or fees generally range from 10% to 25% of an Investment Fund's net profits or performance.

Distribution Expenses

Pursuant to the Underwriting Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Distributor provides for expenses of printing and distributing any prospectus, printing and distributing or disseminating any other literature, advertising, and selling aids in connection with the offering of Units for sale (with some exceptions), and expenses of advertising. The Fund bears the cost of such filings and making such payments as may be required under the securities laws of the various states and the expense of registering its Units with the SEC. The Distributor may enter into related selling group agreements with various broker-dealers, including affiliates of the Distributor, that provide distribution services to investors. The Distributor also may provide distribution services. The Distributor, the Adviser, or their affiliates may pay from their own resources additional compensation to brokers and dealers in connection with the sale and distribution of the Units or servicing of investors.

                             PORTFOLIO TRANSACTIONS

The Fund

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account certain factors as set forth below. In most instances, the Fund will purchase securities directly from an Investment Fund, and such purchases by the Fund may, but are generally not subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions may be subject to expenses.

The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through affiliates of the Adviser. The Board has adopted procedures in conformity with
Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. As discussed below, the Investment Funds may also conduct brokerage transactions through affiliates of the Adviser. Transactions for the Fund will not be effected on a principal basis with the Adviser, the Distributor, any of their affiliates, or other affiliates of the Fund. However, such entities may effect brokerage transactions for the Fund. These transactions would be effected in accordance with procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the sale of securities to or by the Fund, the Adviser, the Distributor, or their affiliates may receive compensation not exceeding 1% of the sales price. Brokerage transactions effected by the Investment Funds with the Adviser, the Distributor, or any of their affiliates will not be subject to the limitations imposed by
Section 17(e) of the 1940 Act.

The Fund will bear any commissions or spreads in connection with its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Investment Funds

The Investment Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund's investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Investment Funds may not be transparent to the Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the investment advisers of the Investment Funds. The Adviser expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund's behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. Investment Funds may not be subject to the same regulatory restrictions on principal and agency transactions. It is anticipated that some Investment Funds may effect principal or agency transactions through affiliates of the Fund, including the Distributor or its affiliates. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund's brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. However, as the Investment Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Fund's investment adviser or its affiliates rather than the Investment Fund.

As with the Fund, Investment Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

                                     VOTING

Each Member will have the right to cast a number of votes based on the value of such Member's respective capital account at any meeting of Members called by the Directors or Members holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors and approval of the Investment Management Agreement. Except for the exercise of their voting privileges, Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.


                              CONFLICTS OF INTEREST

The Adviser and its Affiliates

The Adviser, Deutsche Bank, and their respective affiliates (collectively, the "Deutsche Bank Affiliates") and their officers, directors, partners, members, or employees carry on substantial investment activities for their own accounts and for other registered investment companies, private investment funds, institutions, and individual clients (collectively, "Deutsche Bank Clients"). The Fund has no interest in these activities. The Adviser and its officers will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and such other activities.

The Adviser or another Deutsche Bank Affiliate may determine that an investment opportunity in a particular Investment Fund is appropriate for a Deutsche Bank Client or for itself or its officers, directors, partners, members, or employees, but the Adviser may determine that such investment opportunity is not appropriate for the Fund. Situations also may arise in which Deutsche Bank Affiliates or Deutsche Bank Clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Deutsche Bank Affiliates and any of their respective officers, directors, partners, members, or employees may disadvantage the Fund in certain situations, if among other reasons, the investment activities limit the Fund's ability to invest in a particular investment vehicle or investment.

Certain Deutsche Bank Affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the investment advisers of Investment Funds or their affiliates. Deutsche Bank Affiliates may provide prime brokerage and other brokerage services to the Investment Funds in compliance with applicable law. The Investment Funds may, to the extent permissible, and in compliance with, applicable law, sell securities to or purchase securities from Deutsche Bank Affiliates as counterparty. Deutsche Bank Affiliates may create, write, or issue derivative instruments with respect to which the counterparty is an Investment Fund or the performance of which is based on the performance of an Investment Fund. Deutsche Bank Affiliates may keep any profits, commissions, and fees accruing to it in connection with its activities for itself and other clients, and the fees from the Fund to the Adviser will not be reduced thereby. The Investment Funds will pay market rate commissions or fees in respect of such transactions.

The Deutsche Bank Affiliates or Deutsche Bank Clients may have an interest in an account managed by, or enter into relationships with, an investment adviser of an Investment Fund or its affiliates on terms different than an interest in the Fund. In addition, the investment advisers of Investment Funds may receive research products and services in connection with the brokerage services that Deutsche Bank Affiliates may provide from time to time to one or more Investment Funds or other accounts of such investment advisers.

Deutsche Bank and its affiliates, including their officers, directors, partners, members, or employees, may have banking and investment banking relationships with the issuers of securities that are held by the Investment Funds or by the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, the Adviser does not obtain or use material inside information acquired by any division, department, or affiliate of Deutsche Bank in the course of those relationships.

Investment Advisers to the Investment Funds

Conflicts of interest may arise from the fact that the investment advisers of the Investment Funds and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The investment advisers of the Investment Funds may have financial incentives to favor certain of such accounts over the Investment Funds. Any of their proprietary accounts and other customer accounts may compete with the Investment Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Investment Fund. The investment advisers of the Investment Funds may give advice and recommend securities to, or buy or sell securities for, an Investment Fund in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Each investment adviser of an Investment Fund will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Investment Fund and accounts under management at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ, the investment activities of an Investment Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund will differ from those of the other managed accounts. Accordingly, prospective Members should note that the future performance of an Investment Fund and its investment adviser's other accounts will vary.

When an investment adviser of an Investment Fund determines that it would be appropriate for an Investment Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it may attempt to aggregate, place, and allocate orders on a basis that the investment adviser of the Investment Fund believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Investment Fund participate, or participate to the same extent as the other accounts, in all trades.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by an investment adviser of an Investment Fund for its other accounts. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for an Investment Fund or the other accounts, thereby limiting the size of the Investment Fund's position; (ii) the difficulty of liquidating an investment for an Investment Fund or the other accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

Each investment adviser of an Investment Fund and its principals, officers, employees, and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the investment adviser of the Investment Fund that are the same, different, or made at a different time than positions taken for the Fund.

Investment advisers of the Investment Funds may purchase investments that are issued, or are the subject of an underwriting or other distribution, by DBIM and its affiliates. An investment adviser of an Investment Fund may invest, directly or indirectly, in the securities of companies affiliated with DBIM and its affiliates or that DBIM and its affiliates has an equity or participation interest. The purchase, holding, and sale of such investments by an investment adviser of an Investment Fund may enhance the profitability of DBIM's or its affiliates' own investments in such companies.

                                 CONTROL PERSONS

As of ____, 2002, ___ Units, constituting all of the outstanding units of the Fund as of that date, were owned by _____. Accordingly, as of that date, ____ is deemed to "control" the Fund as that term is defined in the 1940 Act. It is anticipated that _____ will no longer control the Fund as of immediately after completion of the Fund's initial offering.

                              REPURCHASES OF UNITS

No Right of Redemption

No Member or other person holding Units will have the right to require the Fund to redeem its Units. No public market exists for the Units, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

Repurchases of Units

The Board of the Fund, from time to time and in its complete and absolute discretion, may determine to cause the Fund to offer to repurchase Units from Members, including the Adviser, pursuant to written requests by Members. In determining whether the Fund should offer to repurchase Units from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Adviser. The repurchase amount is determined by the Board in its complete and absolute discretion, and such repurchase amount may be a portion of the Fund's outstanding Units. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Members in ____, and that generally, beginning in ____, it will make this recommendation quarterly. The Board of the Fund also will consider the following factors, among others, in making such determination:

     o    whether any Members have requested that the Fund repurchase Units;

     o    the liquidity of the Fund's assets;

     o    the investment plans and working capital requirements of the Fund;

     o    the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing Units;

     o    the economic condition of the securities markets; and

     o    the anticipated tax consequences of any proposed repurchases of Units.

The Operating Agreement provides that the Fund will be dissolved if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member's Units for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period). A Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period.

The Board will determine that the Fund will offer to repurchase Units pursuant to written requests only on terms that the Board determines to be fair to the Fund and Members. When the Board determines that the Fund will offer to repurchase Units, written notice will be provided to Members that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund (the "Repurchase Request Deadline"), and contains other information Members should consider in deciding whether and how to participate in such repurchase opportunity. The Repurchase Request Deadline will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer and such Repurchase Request Deadline may be extended by the Board in its absolute discretion. The Fund will not accept any repurchase request received by it or its designated agent after the Repurchase Request Deadline.

Payment by the Fund upon repurchase of Units will be made in part or in whole in cash or securities of equivalent value. The Fund does not expect to distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased, or that the Fund has received distributions from Investment Funds in the form of securities that are transferable to the Members. The amount due to any Member whose Units are repurchased will be equal to the value of the Member's capital account or portion thereof based on the Fund's net asset value as of the effective date of repurchase (the "Repurchase Valuation Date"), after giving effect to all allocations, including, but not limited to, withholding tax, to be made to the Member's capital account as of such date. The Repurchase Valuation Date is the last business day of the quarter in which the Repurchase Request Deadline occurs, which will be approximately 65 days after the Repurchase Request Deadline. Members whose Units are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Repurchase
Valuation Date. Payment by the Fund for Units accepted by the Fund for repurchase shall be made within 30 days of the Repurchase Valuation Date.

Under these procedures, Members may have to decide whether to request that the Fund repurchase their Units, without the benefit of having current information regarding the value of Units on a date proximate to the Repurchase Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must submit a request to have their Units repurchased and the date they can expect to receive payment for their Units from the Fund. This period of time is intended, in part, to assist the Fund in paying the amount due to Members on the Payment Date. The Fund's schedule with respect to repurchases of Units is based on operational considerations and various factors relating to the best interests of Members, including, but not limited to, the intent that the Fund pay Members their repurchase proceeds, to the extent practicable, based on redemption proceeds received by the Fund from Investment Funds and to minimize the need for the Fund to maintain cash or borrow money to meet repurchase requests. Payments for repurchased Units may be further delayed under circumstances where the Fund has determined to redeem its Units in Investment Funds to make such payments, but has experienced unusual delays in receiving payments from the Investment Funds.

The Fund may suspend or postpone a repurchase offer in limited circumstances, and only by a vote of a majority of the Board, including a majority of the Independent Directors. These circumstances may include the following:

     o for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

     o for any other periods that the SEC permits by order for the protection of Members; or

     o other unusual circumstances as the Board deems advisable to the Fund and its Members.

If Members request that the Fund repurchase a greater number of Units than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, the Fund may repurchase an additional amount of Units not to exceed 2% of the Units outstanding on the Repurchase Request Deadline. If the Board determines not to repurchase more than the repurchase offer amount or if Members request that the Fund repurchase Units in an amount exceeding the repurchase offer amount plus 2% of the Units outstanding on the Repurchase Request Deadline, the Fund shall repurchase the Units pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the number of Units requested by each Member to be repurchased as of the Repurchase Request Deadline.

Payment for repurchased Units may require the Fund to liquidate portfolio holdings in Investment Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover. The Fund may maintain cash or borrow money to meet repurchase requests, which would increase the Fund's operating expenses and would impact the ability of the Fund to achieve its investment objective.

The repurchase of Units is subject to regulatory requirements imposed by the SEC. The Fund's repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of these repurchase procedures is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Funds' compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

The Fund does not presently intend to impose any charges on the repurchase of Units, although it may allocate to Members whose Units are repurchased withdrawal or similar charges imposed by Investment Funds if the Adviser determines to withdraw from one or more Investment Funds as a result of Member repurchase requests and such charges are imposed on the Fund.

A Member who tenders some but not all of the Member's Units for repurchase will be required to maintain a minimum capital account balance of $50,000. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

In accordance with the terms and conditions of the Fund's Operating Agreement, the Fund may cause a mandatory redemption of Units of a Member or any person acquiring Units from or through a Member if the Board or, on behalf of the Board, the Adviser determines or has reason to believe that, among other things:

     o one or more Units have been transferred, or the Units have vested in any person, by operation of law as a result of the death dissolution, bankruptcy, or incompetency of a Member;

     o ownership of Units by such Member or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

     o continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

     o any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

     o it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Units.

Members whose Units are redeemed by the Fund will not be entitled to a return of any amount of sales load that was charged in connection with the Member's purchase of the Units.

                               TRANSFERS OF UNITS

Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion. Units held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of a Member or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld in its sole and absolute discretion). The Board generally will not consider consenting to a transfer unless the transfer is (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities), or (ii) to members of the transferring Member's immediate family (siblings, spouse, parents, and children). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See "Eligible Investors.". The Board may not consent to a transfer of a Unit by a Member unless such transfer is to a single transferee or after the transfer of the Unit, the balance of the capital account of each of the transferee and transferor is not less than $50,000. A Member who transfers a Unit may be charged all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. If a Member transfers a Unit with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Unit is transferred is admitted to the Fund as a Member.

By subscribing for a Unit, each Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any such transfer.

                               NET ASSET VALUATION

The Fund will compute its net asset value as of the last business day of each month within 10 business days of the last day of the month. In determining its net asset value, the Fund will value its investments as of such month-end. The net asset value of the Fund will equal the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses. The net asset value per Unit of the Fund will equal the net asset value of the Fund divided by the number of outstanding Units. The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date. The Fund's issuance or repurchase of its Units at net asset value when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Members, as well as of those Members who purchase and/or repurchase Units.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the investment advisers to the Investment Funds, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such investment advisers (which are unaudited).

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the investment adviser of an Investment Fund does not represent the fair value of the Fund's interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically will make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it was appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the investment advisers of the Investment Funds, upon which the Fund calculates its month-end net asset value and net asset value per Unit, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by those Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the investment advisers or revisions to net asset value of an Investment Fund adversely affect the Fund's net asset value, the outstanding Units will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a net asset value per Unit higher than the adjusted amount. Conversely, any increases in the net asset value per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a net asset value per Unit lower than the adjusted amount. The same principles apply to the purchase of Units. New Members may be affected in a similar way.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Investment Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Investment Funds, the Fund will generally value such assets as described below. Domestic exchange-traded securities and NASDAQ-listed securities will be valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer, or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company's net asset value per share. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Debt securities will be valued in accordance with the Fund's valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Adviser or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser or its affiliates may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser's investment management fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the Adviser, or investment advisers to the Investment Funds should prove incorrect. Also, investment advisers to the Investment Funds will only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund will maintain a separate capital account for each Member (including the Adviser or its affiliates in respect of any capital contribution to the Fund by the Adviser or an affiliate, as a Member), which will have an opening balance equal to the Member's initial contribution to the capital of the Fund. Each Member's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Units of the Member, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (1) the last day of a fiscal year; (2) the day preceding any day on which a contribution to the capital of the Fund is made; (3) any day on which the Fund repurchases any Units of any Member; (4) any day in which there is any distribution to a Member; (5) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages; or (6) any other date as established by the Board. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date, after giving effect to additional contributions as of that date.

Allocation of Net Profits and Net Losses

Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for such fiscal period. Net profits or net losses will be measured as the change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchase by the Fund of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

Allocations for federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years.

Withholding taxes or other tax obligations incurred by the Member that are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Units is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for the refund.

Reserves

Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate.

                                      TAXES

The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "IRS") or any other federal, state, or local agency with respect to any of the tax issues affecting the Fund, nor will it obtain an opinion of counsel with respect to any tax issues, except as described below.

This summary of certain aspects of the federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations"), and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the federal income tax laws. EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER TO UNDERSTAND FULLY THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Units.

Classification of the Fund

The Fund will receive an opinion of Dechert, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain assumptions and representations of the Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership  is  any  partnership  the  interests  in  which  are  traded  on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test. Dechert also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations, and certain representations of the Board, the Units in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the IRS or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the IRS, changes in the Code, the Regulations, or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund. In addition, distributions of such income, other than in certain repurchases of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN, AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN, AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN AN INVESTMENT FUND.

As an entity taxed as a partnership, the Fund is not itself subject to federal income tax. The Fund will file an annual partnership information return with the IRS that reports the results of operations. Each Member will be required to report separately on its income tax return its share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss, and all other items of ordinary income or loss. Each Member will be taxed on its share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. Because most of the Investment Funds will also be treated as partnerships for federal income tax purposes, the Fund, and therefore Members, will recognize taxable income to the extent of the Fund's share of the taxable income of the Investment Funds. The Fund generally will have no power to control the timing of cash distributions by the Investment Funds. In addition, the Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. The amount and timing of any distributions will be determined in the sole discretion of the Board. Accordingly, it is likely that a Member's share of taxable income from the Fund (as well as the taxes imposed on that income) could exceed the distributions, if any, he or she receives from the Fund. As a result, Members will be required each year to pay any applicable federal and state taxes on their respective share of the Fund's taxable income or gains (if the Fund has any such income or gains), and any such taxes would have to paid by the Member from other sources. As discussed below, Members will be furnished with a tax information report annually stating each Member's respective share of the Fund's tax items.

Allocation of Profits and Losses

Under the Operating Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. It is expected that the Fund's income and gains will be primarily derived from ordinary income and short-term capital gains.

The Operating Agreement provides that items of income, deduction, gain, loss, or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Section 704 of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

Under the Operating Agreement, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds its Federal income tax basis in its partnership interest. There can be no assurance that, if the Board makes such a special allocation, the IRS will accept such allocation. If such allocation is successfully challenged by the IRS, the Fund's gains allocable to the remaining Members would be increased.

Distributions and Adjusted Basis

The receipt of a cash distribution from the Fund by a Member generally will not result in the recognition of gain or loss for federal income tax purposes. Cash distributions in excess of a Member's adjusted tax basis for its interest will generally result in the recognition by such investor of gain in the amount of such excess.

A Member's tax basis for its interest in the Fund will include the amount of money the Member contributed to the Fund. A Member's tax basis will be increased by the Member's respective share of the Fund's taxable income and gains, and will be decreased by distributions from the Fund to the Member and by the Member's respective share of any taxable losses.

Limitations on Losses and Deductions

It is anticipated that the Fund's expenses, including the investment management fee, will be investment expenses rather than trade or business expenses, with the result that any individual who is a Member will be entitled to deduct his or her share of certain of such expenses only to the extent that such share, together with such Member's other itemized deductions, exceeds 2% of such Member's adjusted gross income.

In addition, a Member's ability to deduct its share of the Fund's losses and expenses may be limited under one or more other provisions of the Code. There can be no assurance that the Fund's losses, if any, will produce a tax benefit in the year incurred or that such losses will be available to offset a Member's share of income in subsequent years. Each prospective Member should consult its own tax adviser to determine the extent to which the deduction of its share of the Fund's losses and expenses may be limited.

Potential Foreign Investments

The Fund or the Investment Funds may make investments that may involve additional foreign tax issues. The tax consequences to Members depend in large part on the activities and investments of the Investment Funds in which the Fund invests, and such Investment Funds will not be controlled by the Fund. Special rules apply to U.S. Persons, such as the Fund, that invest in foreign corporations such as "passive foreign investment companies," "controlled foreign corporations," or "foreign personal holding companies." These rules can result in adverse tax consequences to the Fund to the extent that the Fund invests in any such entities directly, or indirectly through Investment Funds.

Fund Tax Returns and Tax Information

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes. Income or loss of an Investment Fund that is taxed as a partnership using the calendar year or a fiscal year other than the Fund's fiscal year will be treated as if distributed to the Fund on the last day of the Investment Fund's fiscal year. The Fund may not receive tax information from Investment Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Members to file their returns without requesting an extension of the time to file from the IRS (or state taxing agencies). Accordingly, it is expected that investors in the Fund will be required to obtain extensions of time to file their income tax returns.

The investment advisers of the Investment Funds will not prepare income tax information returns of the Investment Funds in which the Fund invests, which will be prepared by management and/or independent accountants for each such Investment Fund. An audit of the Fund's or an Investment Fund's information return may affect the tax consequences of an investment in the Fund by a Member and may cause audits of the returns of the Member. The activities of Investment Funds in which the Fund invests may give rise to additional tax issues, which in turn can affect the tax results of Members in the Fund.

State and Local Taxes

In addition to the federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund's investments in entities that conduct business in those jurisdictions. Members of the Fund are generally taxable in their state of residence on their share of the Fund's income. Members of the Fund may be subject to tax in other jurisdictions depending on the activities of the Investment Funds in which the Fund invests and the laws of those jurisdictions. Additionally, Members of the Fund may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

Investment by Qualified Retirement Plans and Other Tax-Exempt Investors

Qualified pension and profit-sharing plans (including Keogh or HR-l0 Plans), Individual Retirement Accounts ("IRAs"), educational institutions, and other investors exempt from taxation under Code Section 501 are generally exempt from federal income tax except to the extent that they have unrelated business taxable income ("UBTI"). UBTI is income from an unrelated trade or business regularly carried on, excluding various types of investment such as dividends, interest, certain rental income, and capital gain, so long as not derived from debt-financed property. If a tax-exempt organization is a partner in a partnership that generates UBTI, the UBTI of the partnership will pass through to the organization. Any UBTI of Investment Funds therefore will be reported to the Fund and, in turn, its Members. In addition, income derived from debt-financed property; that is, property as to which there is "acquisition indebtedness" is UBTI. Acquisition indebtedness is the unpaid amount of any debt incurred directly or indirectly to acquire or improve the property. During the period that any acquisition indebtedness is outstanding, a pro rata share of the income from the property will generally be UBTI based on the ratio of the average outstanding principal balance of such debt to the average basis of the property during the applicable tax year.

To the extent that the Fund incurs debt to purchase any interests in Investment Funds, or other assets, a portion of the Fund's income will be UBTI. In addition, income from an Investment Fund in which the Fund invests will constitute UBTI to the extent that the Investment Fund acquired its assets with "acquisition indebtedness." Any UBTI realized by an Investment Fund that is taxed as a partnership must be taken into account by the Fund and its Members and the investment adviser has no ability to control the operations of such entities. Therefore, a tax-exempt investor may be required to report a significant portion of its share of the Fund's taxable income as UBTI and the tax-exempt investor could incur a tax liability with respect to such income at tax rates as would be applicable if the tax-exempt investor were not otherwise exempt from taxation. The Fund will attempt to obtain sufficient information from the Investment Funds in which it invests sufficient to determine the Fund's share of UBTI, if any. However, there can be no assurance that the Fund will be able to obtain such information on a timely basis or that such information will be correct.

Under current law, the receipt of any amount of UBTI in a year by a charitable remainder trust will make the trust taxable on all of its income for that year (even from unrelated sources). For this reason an investment in the Fund may be unsuitable for such trusts.

The foregoing discussion is intended to apply primarily to qualified retirement plans; the UBTI of certain other exempt organizations may be computed in accordance with special rules. Prospective investors that are tax-exempt trusts should consult with their counsel and advisers as to the potential impact of the receipt of UBTI from the Fund. Tax exempt investors that are retirement plans should also consider a number of additional factors in their evaluation of a potential investment in the Fund.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Members, the Fund, and the Fund's operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult their own tax advisers regarding any proposed investment in the Fund. A Member may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Members. It is the responsibility of each Member to file all appropriate tax returns that may be required. Each prospective Member is urged to consult his or her tax adviser with respect to any investment in the Fund.

                              ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account ("IRA"), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the potential UBTI resulting from the investment as discussed in the "Taxes" section, and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Member of the Fund, solely as a result of the ERISA Plan investment in the Fund.

The Board will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan's investments, are aware of and understand the Fund's investment objective, policies, and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan, and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or one or more investment advisers of Investment Funds in which the Fund invests, or with other entities that are affiliated with the Adviser or such investment advisers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Units.

                               ELIGIBLE INVESTORS

Each investor will be required to certify that the Units purchased are being acquired directly or indirectly for the account of an "Eligible Investor." An "Eligible Investor" includes, among other investors, an individual who (i) has a net worth (or joint net worth with the investor's spouse) immediately prior to the time of purchase in excess of $1 million, (ii) had an income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, or (iii) has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account. Other categories of Eligible Investors applicable to companies and other investors are set forth in the investor certification that each investor must sign in order to invest in the Fund, a form of which appears as Appendix A to this Prospectus. Existing Members who purchase additional Units will be required to meet the Fund's eligibility criteria at the time of the additional purchase. Any transferee of Units must satisfy the Fund's eligibility criteria at the time of transfer. See "Transfers of Units."

                              INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. It is possible that you may lose some or all of your money. Before making an investment decision, you should, among other things: (i) consider the suitability of the investment with respect to your investment objectives and personal situation; and (ii) consider other factors including your personal net worth, income, age, risk tolerance, tax situation, and liquidity needs. An investment in the Fund is unlikely to be suitable for charitable remainder trusts and other tax-exempt organizations. See "Taxes--Investment By Qualified Retirement Plans and Other Tax-Exempt Investors." You should invest in the Fund only money that you can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis. In addition, you should be aware of how the Fund's investment strategies fit into your overall investment portfolio because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

                                PURCHASE OF UNITS

Initial and Continuous Offering

Scudder Distributors, Inc., ____, is the distributor of the Units pursuant to an Underwriting Agreement between the Fund and the Distributor. The Distributor is offering the Units during an initial offering period that is scheduled to terminate on _____, 2002. The public offering price of each Unit during the initial offering period will be $1,000, plus any applicable sales charge. The sales charge will be added to each prospective investor's purchase amount, and will not constitute part of a Member's capital contribution to the Fund or part of the assets of the Fund.

Both initial and additional purchases of Units in the Fund may be accepted from investors at such times as the Board may determine on the terms set forth below. The Board may, in its discretion, suspend the offering of Units at any time or permit purchases on a more frequent basis. The Board reserves the right to reject any purchase of Units in the Fund. After the initial offering, initial purchases and additional capital contributions to the Fund generally will be accepted monthly. After the initial closing, Units will be offered at their net asset value per Unit, plus any applicable sales charge. See "Net Asset Valuation." The sales charge will be added to each prospective investor's purchase amount, and will not constitute part of a Member's capital contribution to the Fund or part of the assets of the Fund. All purchases are subject to the receipt of cleared funds two business days prior to the acceptance date. Generally, the minimum required initial contribution of capital from each investor is $50,000.

Except as otherwise permitted by the Board, initial and any additional contributions to the capital of the Fund by any Member will be payable in cash. Initial and any additional contributions to the capital of the Fund will be payable in one installment and will be due at least two business days prior to the proposed acceptance of the contribution, although the Board may accept, in its discretion, purchases prior to its receipt of cleared funds.

During any continuous offering, Units may be purchased only from the selected broker-dealers or through the Distributor. Any continuous offering, if commenced, may be discontinued at any time. By purchasing Units of the Fund, each new Member will be bound by all of the terms of the Operating Agreement. The Fund will have the sole right to accept orders to purchase Units and reserves the right to reject any order in whole or in part. The Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act.

Pending investment in the Fund, the proceeds of the initial offering as well as of any subsequent continuous offering will be placed in an interest-bearing escrow account by ____, the Fund's escrow agent pending the closing of such offering. After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund's investment policies.

Methods for Purchasing Units

Whether you are investing in the Fund for the first time or adding to an existing investment, the Fund provides you with various methods to buy its Units. [Customers of the Distributor or of broker-dealers that have entered into selling group agreements with the Distributor or its delegate may open an account and buy Units by mailing a completed application along with a check to:
DB Hedge Strategies Fund LLC, [address]. You may be charged for any check that does not clear. Cash, travelers checks, third party checks, starter checks, money orders, or checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted.]

Investors may purchase Units with any selected broker-dealer authorized by the Distributor to sell you Units. Please note that broker-dealers may establish higher minimum investment requirements than the Fund, and may independently charge you transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the sales charge, which will reduce your return.

Minimum Investment Requirements:

For your initial investment in the Fund: $50,000

For a subsequent investment in the Fund: $5,000


Opening an Account with the Fund

To make an investment in the Fund, contact your broker-dealer, other financial intermediary, or the Distributor at _____. [Accounts may be opened only through the selected broker-dealers or through the Distributor.] Units are not available in certificated form.

Sales Charge Waivers

The Distributor may, at its discretion, waive sales charges and minimum investment requirements for the purchase of Units of the Fund by or on behalf of: (1) purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (2) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor or the Adviser and any affiliates of the Distributor or the Adviser; (3) Directors and retired Directors of the Fund (including spouses and children of Directors and retired Directors) and any affiliates thereof; (4) purchasers who use proceeds from an account for which the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of the Fund; (5) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); (6) investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of the Fund for
(i) their own accounts or (ii) the accounts of eligible clients and that charge a fee for their services; (7) clients of such investment advisers or financial planners described in (6) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and (8) orders placed on behalf of other investment companies that the Distributor, the Adviser, or an affiliated company distributes. To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, Members must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Notwithstanding any waiver, investors remain subject to the eligibility requirements set forth in this Prospectus.

                               GENERAL INFORMATION

Description of the Fund

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was established as a limited liability company under the laws of the State of Delaware on October 23, 2001, and has no operating history. The Fund's office is located at 25 DeForest Avenue, Summit, New Jersey 07901. The Fund's Prospectus and SAI are available upon request and without charge by writing to Scudder Distributors, Inc., [address]. The telephone number of the Fund is [1-800-____].

The Fund's fiscal year ends on March 31. Since the Fund has not commenced operations, Financial Highlights are not available at this time.

Liquidating Trust

The Board may, at its discretion if determined to be in the best interests of Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Members would bear indirectly. There are no current plans to liquidate the Fund.

          ADDITIONAL INFORMATION AND SUMMARY OF THE OPERATING AGREEMENT

An investor in the Fund will be a "Member" of the Fund and his or her rights in the Fund will be established and governed by the Operating Agreement that is included as Appendix B to this Prospectus. An investor and his or her advisers should carefully review the Operating Agreement. The following is a summary description of additional items and of select provisions of the Operating
Agreement that may not be described elsewhere in this prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Operating Agreement.

Units; Members

Each Unit represents a capital contribution of $1,000 at the initial closing. Persons who purchase Units will be Members of the Fund. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund. The Adviser and its affiliates may, but are under no obligation to invest in the Fund, and may subscribe for Units or have their Units repurchased by the Fund without notice to Members. Any purchase or repurchase of Fund Units by the Adviser or its affiliates will occur only on the Fund's terms and conditions as set forth in this Prospectus and the SAI.

In addition, the Fund reserves the right to issue additional classes of Units in
the   future   subject  to  fees,   charges,   repurchase   rights,   and  other
characteristics different from those of the Units offered in this Prospectus.

Persons to whom Units are transferred in accordance with the Operating Agreement will be Members of the Fund. The Units are subject to substantial restrictions in transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement. By subscribing for a Unit, each Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any such transfer.

Liability of Members

Under Delaware law and the Operating Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member in accordance with the Operating Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

Duty of Care

The Operating Agreement provides that the Board and the Adviser (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Operating Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Board and the Adviser (including certain of its affiliates, among others) by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Operating Agreement shall not be construed so as to limit liability or provide for indemnification of the Board and the Adviser (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Operating Agreement to the fullest extent permitted by law.

Amendment of the Operating Agreement

The Operating Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Operating Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Units repurchased by the Fund.

Term, Dissolution, and Liquidation

The Fund shall be dissolved:

     o    upon the  affirmative  vote to dissolve  the Fund by: (1) the Board or
          (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

     o if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member's Units for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period), provided, however, that a Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period;

     o    as required by operation of law; or

     o    as set forth in the Operating Agreement.

Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations."

Upon the liquidation of the Fund, its assets will be distributed (1) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

Reports to Members

The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete federal and state income tax or information returns, along with any other tax information required by law. However, an investment adviser's delay in providing this information could delay the Fund's preparation of tax information for investors, which might require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Fund's annual report. The Fund anticipates sending to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent monthly reports regarding the Fund's operations during each month. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

Fiscal Year

For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year will be the taxable year of the Fund.

Accountants and Legal Counsel

The Board has selected PricewaterhouseCoopers LLP as the independent public accountants of the Fund. PricewaterhouseCoopers LLP's principal business address is located at 1177 Avenue of the Americas, New York, New York 10036.

The law firm of Dechert, 1775 Eye Street, NW, Washington, DC 20006 serves as legal counsel to the Fund. Counsel to the Fund does not represent the Members.

                            TABLE OF CONTENTS OF SAI

ADDITIONAL INVESTMENT POLICIES.................................................

FUNDAMENTAL POLICIES............................................................

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND
OPERATIONS OF THE FUND AND RELATED RISKS........................................

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF INVESTMENT
FUNDS AND RELATED RISKS.........................................................

DIRECTORS AND OFFICERS..........................................................

LIQUIDITY REQUIREMENTS..........................................................

CODE OF ETHICS..................................................................

PERFORMANCE INFORMATION.........................................................

INVESTMENT MANAGEMENT AND OTHER SERVICES........................................

INDEPENDENT AUDITORS............................................................

CUSTODIAN AND ADMINISTRATOR.....................................................

DISTRIBUTOR.....................................................................

CALCULATION OF FEES.............................................................

LEGAL COUNSEL...................................................................

PORTFOLIO TRANSACTIONS..........................................................

FINANCIAL STATEMENTS............................................................

APPENDIX A......................................................................

                                                                      APPENDIX A
                                                                      ----------


                    DB Hedge Strategies Fund LLC (the "Fund")

                         Form of Investor Certification

In certifying that I am an "Eligible Investor," I hereby certify that at least one of the following categories describes me at the time that I am applying to purchase Units:

     o A natural person who had an income in excess of $200,000 in each of the two most recent years (or joint income with my spouse in excess of $300,000 in each of those years) and who has a reasonable expectation of reaching the same income level in the current year;

     o A natural person who has a net worth (or joint net worth with my spouse) in excess of $1,000,000 (net worth for this purpose means total assets in excess of total liabilities);

     o An investor having an account managed by an investment adviser registered under the Investment Advisers Act of 1940, as amended
          ("Advisers Act") and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

     o    A director or executive officer of the Fund;

     o A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in the Fund, and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

     o An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; (iv) a Massachusetts or similar business trust; or
          (v) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

     o An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a "bank," "savings and loan association," "insurance company," or "small business investment company" (within the meaning of 17 C.F.R. ss. 230.501(a)) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

     o A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

     o An investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

     o An entity that has elected to be treated or qualifies as a "business development company" within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

     o An insurance company as defined in Section 2(13) of the Securities Act of 1933, as amended ("1933 Act");

     o    A  Small  Business  Investment  Company  licensed  by the  U.S.  Small
          Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

     o A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

     o An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as defined in Regulation D under the 1933 Act); or

     o An entity in which all of the equity owners are "accredited investors" (as defined in Regulation D under the 1933 Act).

                                                                      APPENDIX B
                                                                      ----------


                 [LIMITED LIABILITY COMPANY OPERATING AGREEMENT]


                                [TO BE PROVIDED]

                           [back cover of prospectus]


                          DB Hedge Strategies Fund LLC

                                    [address]



                               A Management Type,

                           Non-Diversified, Closed-End

                               Investment Company

                          -----------------------------


               ______ UNITS OF LIMITED LIABILITY COMPANY INTEREST

                          -----------------------------


                                   PROSPECTUS


                              --------------------


[Until _____, 2002 (90 calendar days after the commencement of the offering), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the obligation of the selected broker-dealers to deliver a Prospectus in connection with each sale made pursuant to this offering.]

ADVISER                                       INDEPENDENT AUDITORS

DB Investment Managers, Inc.                  PricewaterhouseCoopers LLP

DISTRIBUTOR                                   CUSTODIAN

Scudder Distributors, Inc.                    PFPC Trust Company

ADMINISTRATOR                                 LEGAL COUNSEL

DB Investment Managers, Inc.                  Dechert

SUB-ADMINISTRATOR AND TRANSFER AGENT

PFPC Inc.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                     Subject to Completion, Dated June 11, 2002


                       STATEMENT OF ADDITIONAL INFORMATION

                          DB Hedge Strategies Fund LLC

                   Units of Limited Liability Company Interest


                                (___) ___ - ____
                                (800) ___ - ____



     Units of the Fund are sold by Scudder Distributors, Inc. ("Distributor"), the Fund's distributor to clients and customers (including affiliates and correspondents) of DB Investment Managers, Inc. ("DBIM" or "Adviser"), the Fund's investment adviser, and to clients and customers of other organizations. The Fund's Prospectus, which is dated __________, 2002, provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Fund at the telephone number listed above. This SAI is not an offer of the Fund for which an investor has not received the Prospectus. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund are included in this SAI.

     The date of this SAI and the related Prospectus is [______], 2002.

                                TABLE OF CONTENTS


                                                                            Page


ADDITIONAL INVESTMENT POLICIES..................................................

FUNDAMENTAL POLICIES............................................................

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF THE
 FUND AND RELATED RISKS.......................

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF INVESTMENT
  FUNDS AND RELATED RISKS.......................................................

DIRECTORS AND OFFICERS..........................................................

LIQUIDITY REQUIREMENTS..........................................................

CODE OF ETHICS..................................................................

PERFORMANCE INFORMATION.........................................................

INVESTMENT MANAGEMENT AND OTHER SERVICES........................................

INDEPENDENT AUDITORS............................................................

CUSTODIAN AND ADMINISTRATOR.....................................................

DISTRIBUTOR.....................................................................

CALCULATION OF FEES.............................................................

LEGAL COUNSEL...................................................................

PORTFOLIO TRANSACTIONS..........................................................

FINANCIAL STATEMENTS............................................................

APPENDIX A......................................................................

                         ADDITIONAL INVESTMENT POLICIES

     The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is provided below. The Investment Funds in which the Fund invests are not subject to the Fund's investment policies and may have different or contrary investment policies.

     Unless otherwise specified, percentage limitations shall be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to pay expenses or fulfill repurchase requests.

                              FUNDAMENTAL POLICIES

     The Fund's stated fundamental policies, listed below, may not be changed without a majority vote of Members, which means the lesser of (1) 67% of the Fund's Units present at a meeting at which holders of more than 50% of the outstanding Units are present in person or by proxy, or (2) more than 50% of the Fund's outstanding Units. No other policy, including the Fund's investment objective, is a fundamental policy of the Fund, except as expressly stated. Within the limits of the Fund's fundamental policies, the Fund's management has reserved freedom of action. The Fund:

(1) May borrow money or issue any senior security, to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"), and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2) The Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Investment Funds are not considered part of any industry. The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

(3) May not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(4) May not purchase or sell real estate, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(5)  May make loans only as permitted  under the 1940 Act,  and as  interpreted,
     modified,   or  otherwise   permitted  by   regulatory   authority   having
     jurisdiction, from time to time.

(6) May not purchase or sell physical commodities and commodity contracts, except that it may (a) enter into futures contracts and options thereon in accordance with applicable law and (b) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

     As an additional fundamental policy, the Fund may pursue its investment program through one or more subsidiary vehicles. The establishment of such vehicles and the Fund's utilization thereof is wholly within the discretion of the Fund's board of directors ("Board" or "Directors").

                 ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES
                  AND OPERATIONS OF THE FUND AND RELATED RISKS

     Temporary Defensive Position. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets that are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. These investments may result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

     Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

     Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In the event a repurchase agreement is considered a loan and the seller defaults, the Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements are typically entered into for periods of one week or less. The Securities and Exchange Commission ("SEC") staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage that may also increase the volatility of the investment portfolios of the Investment Funds.

     Illiquid Securities. The Fund may invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended ("1933 Act")) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act. There is no limit to the percentage of the Fund's net assets that may be invested in illiquid securities. The Board or its delegate may determine that securities issued pursuant to Rule 144A under the 1933 Act are marketable under procedures approved by the Board.

     The Fund's investments in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund will typically have only limited rights to withdraw its investment in the Investment Funds. The illiquidity of these interests may adversely affect the Fund if it sold such interests at an inopportune time.

     Foreign Securities. The Fund may invest up to 33% of the value of its total assets in direct investments in foreign securities, including offshore Investment Funds (which limit may be changed without a Member vote). This limit on investments in foreign securities does not apply to commercial paper and certificates of deposit issued by foreign banks or securities held indirectly through Investment Funds.

     Securities Loans. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to 102% of the current market value of the loaned securities. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower.

     Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to 102% of the current market value of the loaned securities marked to market on a daily basis. The collateral received will generally consist of cash, U.S. government securities, letters of credit or such other collateral. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the loaned securities, as well as interest on the investment of the collateral and/or a fee from the borrower or placing agent. However, the Fund generally will pay certain administrative and custodial fees in connection with each loan. The Fund has a right to call each loan and obtain the securities on, at least, five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser will call a loan in anticipation of any important vote.

     The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. Subject to applicable regulatory approval, cash collateral may be invested in a money market fund managed by the Adviser or one of its affiliates, and the Adviser or an affiliate of the Adviser may serve as the Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

     Payment in Kind for Repurchased Units. The Fund does not expect to distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased, or that the Fund has received distributions from Investment Funds in the form of securities that are transferable to the Members. In the event that the Fund makes such a distribution of securities as payment for Units, Members will bear any risks of the distributed securities (see "Additional Information on Investment Techniques of Investment Funds and Related Risks" below) and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

     Suspension of Offerings. Any offering of Units may be suspended, in the Board's sole and absolute discretion, to the extent required for purposes of compliance with the securities laws or in response to market conditions in the securities markets or otherwise.

     Conversion into a Feeder Fund. The Board may convert the Fund in the future into a feeder fund in a master-feeder fund structure without Member approval. It is uncertain whether the Fund will convert into a feeder fund in the future and doing so may require certain regulatory approvals. As a feeder fund, the Fund would seek to achieve its investment objective by investing all of its assets in the securities of a single master fund with substantially the same investment objective, strategies and restrictions as the Fund. If the Fund were to convert into a feeder fund, the Fund's interest in the securities owned by the master fund would be indirect, unlike other investment companies that typically acquire and manage their own portfolio of securities directly. In addition to selling its securities to the Fund, the master fund would be able to sell its securities directly to other affiliated and non-affiliated investors and to other feeder funds. The returns experienced by investors in the Fund, direct investors in the master fund, and other feeder funds that invest in the master fund may differ. Moreover, redemption or repurchase of the shares of the master fund by direct investors and other feeder funds may alter the master fund's holdings, which could adversely affect the Fund.

               ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF
                       INVESTMENT FUNDS AND RELATED RISKS

     This section provides additional information of types of investments and investment techniques of Investment Funds in which the Fund invests. As there is no limit on the types of investments the Investment Funds may make, however, this can not be a comprehensive description. Any decision to invest in this Fund should take into account the possibility that the Investment Funds may make virtually any kind of investment, and be subject to related risks, which can be substantial risks.

     Equity Securities. Investment Funds' portfolios may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. Investment Funds also may invest in depositary receipts relating to foreign securities. (See "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

     Investment Funds may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small, inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

     Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     Preferred Stocks. Preferred stock generally has a preference as to dividends and, in the event of liquidation, to an issuer's assets, over the issuer's common stock, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

     Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a specified period of time at a specified price or based on a specified formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on an Investment Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

     Fixed-Income Securities. Investment Funds may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

     Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

     Investment Funds may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting issuers of non-investment grade debt securities will likely result in an increased incidence of default among such issuers. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

     Foreign Securities. Some or all Investment Funds may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs") (collectively, "depositary receipts") in other securities of foreign issuers.

     Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a depositary receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored depositary receipt programs are generally similar, the issuers of securities represented by unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts.

     Investment income received by the Investment Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Investment Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Investment Funds' assets to be invested within various countries is not known.

     Foreign Currency Transactions. A forward foreign currency exchange contract ("forward currency contract") is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Investment Funds will generally enter into forward currency contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

     The Investment Funds may enter into a forward currency contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case the forward currency contract would approximate the value of some or all of the Investment Funds' portfolio securities denominated in such foreign currency. The precise matching of the forward currency contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward currency contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     At the maturity of a forward currency contract, the Investment Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating them to purchase, on the same maturity date, the same amount of the foreign currency.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Investment Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Investment Funds are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Investment Funds are obligated to deliver. However, the Investment Funds may use cash or liquid securities to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

     If the Investment Funds retain the portfolio security and engage in offsetting transactions, the Investment Funds will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Investment Funds engage in an offsetting transaction, they may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Investment Funds entering into a forward currency contract for the sale of a foreign currency and the date they enter into an offsetting contract for the purchase of the foreign currency, the Investment Funds will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Investment Funds will suffer a loss to the extent the price of the currency they have agreed to purchase exceeds the price of the currency it has agreed to sell. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency. Members should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Investment Funds at one rate, while offering a lesser rate of exchange should the Investment Funds desire to resell that currency to the dealer.

     Short Sales. Some or all Investment Funds may attempt to limit their exposure to a possible market decline in the value of their portfolio securities, or take advantage of an anticipated market decline, through short sales of securities that the Investment Funds believe possess volatility characteristics similar to those being hedged. In addition, the Investment Funds may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Investment Fund may "short" a security of a company if, in its investment adviser's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

     To effect a short sale, the Investment Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Investment Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position, and thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

     An Investment Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. An Investment Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against-the-box.

     Derivatives. Some or all Investment Funds may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The Investment Funds will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the Investment Funds' investment objective and the risk associated with the instrument. The Investment Funds' investment adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Investment Funds will succeed, or that a particular hedging instrument will be available for use by the Investment Funds.

     Options and Futures. The Investment Funds may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Investment Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Funds also may include options on baskets of specific securities.

     Investment Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes an Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund's books or with the Investment Fund's custodian or prime broker (or similar arrangement) to fulfill the obligation undertaken. The sale of such an option exposes an Investment Fund during the term of the option to a decline in price of the underlying security while depriving the Investment Fund of the opportunity to invest the segregated assets.

     An Investment Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. An Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Investment Fund would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although the Investment Fund would be entitled to exercise the option should it deem it advantageous to do so.

     Investment Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or an Investment Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

     Engaging in these transactions involves risk of loss to the Investment Funds that could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds to substantial losses.

     Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which Investment Funds may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Investment Funds also are subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

     Some or all Investment Funds may purchase and sell stock index futures contracts, interest rate futures contracts, and currency futures. A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates an Investment Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates an Investment Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     Call and Put Options on Securities Indices. Some or all Investment Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Investment Fund of options on stock indexes will be subject to its investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Rights and Warrants. Some or all Investment Funds may invest in common stock rights and warrants believed by the investment adviser to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

     The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

     High Yield Debt. Some or all Investment Funds may invest in high yield securities, which are debt securities that are not rated within the four highest rating categories by Standard & Poor's Ratings Service or Moody's Investors Services, Inc., or other nationally recognized statistical rating organization. Such lower rated securities are commonly referred to as "junk bonds", and generally offer a higher current yield than that available from investment grade issues, but involve greater risk. The returns of high yield securities are also subject to: (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and
(iv) changes in market liquidity. During periods of economic downturn or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. High yield securities have historically experienced greater default rates than investment grade securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of high yield securities. For a description of debt ratings, see Appendix A.

     Bank Loans and Participations. Some or all Investment Funds may invest directly or through a private investment fund, in bank loans or participations in bank loans (collectively, "bank loans"), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an "over-the-counter" market.

     Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. Although the Investment Funds may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to an Investment Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, an Investment Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by an Investment Fund, the Investment Fund could experience a reduction in its income, and would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in the net asset value of the Investment Fund shares or the amount of its dividends. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that an Investment Fund's investment is in a bank loan acquired from another lender, the Investment Fund may be subject to certain credit risks with respect to that lender. Further, there is no assurance that the liquidation of the collateral (if any) underlying a bank loan would satisfy the issuer's obligation to the Investment Fund in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Investment Fund may invest. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by the Investment Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

     The Investment Fund may acquire bank loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including bank loans issued in highly leveraged transactions. The Investment Fund may even acquire and retain in its portfolio bank loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. In the case of bankruptcy, liquidation of collateral may not occur and the court may not give lenders the full benefit of their loan position.

     If the terms of a collateralized bank loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Investment Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under a bank loan. To the extent that a bank loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized bank loans involve a greater risk of loss.

     In the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, the Investment Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any. Among the credit risks involved in such a proceeding are the avoidance of the bank loan as a fraudulent conveyance, the restructuring of the payment obligations under the bank loan (including, without limitation, the reduction of the principal amount, the extension of the maturity, and the reduction of the interest rate thereof), the avoidance of the pledge of collateral securing the bank loan as a fraudulent conveyance or preferential transfer, the discharge of the obligation to repay that portion of the bank loan that exceeds the value of the collateral, and the subordination of the Investment Fund's rights to the rights of other creditors of the borrower under applicable law. Similar delays or limitations of the Investment Fund's ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan may arise in the event of the bankruptcy, receivership, or other insolvency proceeding of an original lender or an agent.

     Investment decisions will be based largely on the credit analysis performed by the investment adviser's investment personnel and not on analysis prepared by rating agencies or other independent parties, and such analysis may be difficult to perform for many borrowers and issuers. The investment adviser may also utilize information prepared and supplied by the agent or other lenders. Information about interests in bank loans generally will not be in the public domain, and interests are often not currently rated by any nationally recognized rating service. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, borrowers are required to provide financial information to lenders, including the Investment Fund, and information may be available from other bank loan participants or agents that originate or administer bank loans. There can be no assurance that the investment adviser's analysis will disclose factors that may impair the value of a bank loan. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Investment Fund's net asset value.

     There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Investment Fund's investments. Although a bank loan often is not rated by any rating agency at the time the Investment Fund purchases the bank loan, rating agencies have become more active in rating an increasing number of bank loans and at any given time a substantial portion of the bank loans in the Investment Fund's portfolio may be rated. Although the investment adviser may consider such ratings when evaluating a bank loan, it does not view such ratings as a determinative factor in its investment decisions. The lack of a rating does not necessarily imply that a bank loan is of lesser investment quality. Investment Funds may invest their assets in securities, including bank loans, rated below investment grade or that are unrated but of comparable quality. Debt securities rated below investment grade and comparable unrated securities are viewed by the ratings agencies as speculative and are commonly known as "junk bonds." See "High Yield Debt" above.

     While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of the bank loans in which the Investment Fund will invest will adjust with a specified interest rate. Thus the risk that changes in interest rates will affect the market value of such bank loans is significantly decreased, but is not eliminated.

     Swaps. Some or all Investment Funds may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

     Interest Rate Swap. Some or all Investment Funds may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Equity Index Swaps. Some or all Investment Funds may enter into equity index swaps. Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. Investment Funds may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Currency Swaps. Some or all Investment Funds may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, Investment Funds would expect to achieve an acceptable degree of correlation between its portfolio investments and their currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its investment adviser is incorrect in its forecasts of market values and currency exchange rates, the Investment Fund's performance will be adversely affected. The Investment Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment-grade by the investment adviser. If there is a default by the other party to such a transaction, the Investment Fund will have contractual remedies pursuant to the agreements related to the transaction.

     Total Return Swaps. Some or all Investment Funds may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

     Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap defaults, an Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

     Distressed Credits. Some or all Investment Funds may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect to which such distribution was made.

                             DIRECTORS AND OFFICERS

     The business of the Fund is managed under the direction of the Board. Subject to the provisions of the Operating Agreement and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility. The Directors and officers of the Fund, their ages, their business addresses, and a description of their principal occupations during the past five years are listed below. Unless otherwise indicated, the address of all persons below is ________.

------------------------------- ------------- ---------------- --------------------------- --------------------- -----------------

                                                                                                Number of
                                Position(s)   Term of Office                                Portfolios in Fund        Other
                                 Held with     and Length of    Principal Occupation(s)    Complex Overseen by    Directorships
    Name, Address and Age           Fund        Time Served     During the Past 5 Years          Director        Held by Director
------------------------------- ------------- ---------------- --------------------------- --------------------- -----------------
----------------------------------------------------------------------------------------------------------------------------------

Independent Directors
----------------------------------------------------------------------------------------------------------------------------------
------------------------------- ------------- ---------------- --------------------------- --------------------- -----------------

Nolan T. Altman                 Director
------------------------------- ------------- ---------------- --------------------------- --------------------- -----------------
------------------------------- ------------- ---------------- --------------------------- --------------------- -----------------

Louis S. Citron                 Director
------------------------------- ------------- ---------------- --------------------------- --------------------- -----------------
------------------------------- ------------- ---------------- --------------------------- --------------------- -----------------

Martin J. Gruber                Director
------------------------------- ------------- ---------------- --------------------------- --------------------- -----------------
------------------------------- ------------- ---------------- --------------------------- --------------------- -----------------

Edward T. Tokar                 Director
------------------------------- ------------- ---------------- --------------------------- --------------------- -----------------
----------------------------------------------------------------------------------------------------------------------------------

Directors who are "Interested Persons"
----------------------------------------------------------------------------------------------------------------------------------
------------------------------- ------------- ---------------- --------------------------- --------------------- -----------------

Raymond C. Nolte                Director
------------------------------- ------------- ---------------- --------------------------- --------------------- -----------------

         Committees

     The Board has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund's independent auditors and the full Board. The Audit Committee will recommend the selection, retention, or termination of the Fund's auditors, evaluates their independence, and reviews their fees. The Audit Committee currently consists of _____________. As the Fund is a newly organized investment company, the Audit Committee has not held any meetings during the last year.

     The Board has formed a Valuation Committee whose function, subject to the oversight of the Board, is to review the Fund's valuation methodologies, valuation determinations, and any information provided to the Valuation Committee by the Adviser. The Valuation Committee has been assigned to act in accordance with the Fund's valuation procedures. The Board reviews matters arising from the Valuation Committee's considerations. As the Fund is newly organized, the Valuation Committee has not held any meetings during the last year.

     The Board has formed a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the power to nominate directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, and to nominate officers of the Fund and appoint officers of the Fund to serve until the next meeting of the Board succeeding such action. The Committee currently consists of _____________. As the Fund is newly organized, the Nominating and Corporate Governance Committee has not held any meetings during the last year.

     All actions taken by a committee of the Board will be recorded and reported to the full Board at their next meeting following such actions.

Director Ownership of Securities

     The dollar range of equity securities owned by each Director is set forth below.

---------------------------------------- -------------------------------------- --------------------------------------

                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in all Registered
           Name of Director              Dollar Range of Equity Securities in     Investment Companies Overseen by
                                           the Fund as of December 31, 2001       Director in Family of Investment
                                                                                              Companies
---------------------------------------- -------------------------------------- --------------------------------------
----------------------------------------------------------------------------------------------------------------------

Independent Directors
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Nolan T. Altman                                          N/A*
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Louis S. Citron                                          N/A*
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Martin J. Gruber                                         N/A*
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Edward T. Tokar                                          N/A*
---------------------------------------- -------------------------------------- --------------------------------------
----------------------------------------------------------------------------------------------------------------------

Directors who are "Interested Persons"
----------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Raymond C. Nolte                                         N/A*
---------------------------------------- -------------------------------------- --------------------------------------

* No purchases of equity securities in the Fund were being accepted as of December 31, 2001.

Independent Director Ownership of Securities

     The table below provides information regarding the ownership by each Independent Director (and his or her immediate family members) of securities of the Adviser or the Distributor, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or the Distributor (not including registered investment companies), as of December 31, 2001.

--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
     Name of Director        Name of Owners        Company         Title of Class        Value of      Percentage of
                            and Relationship                                            Securities         Class
                               to Director
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------

Nolan T. Altman
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------

Louis S. Citron
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------

Martin J. Gruber
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------

Edward T. Tokar
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------

     The Fund pays each Independent Director a fee of $1,000 per Board meeting ($250 in the case of a telephonic Board meeting), plus an annual retainer of $8,000. The chairman of the Audit Committee also receives an additional annual fee of $2,000. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at such meetings. Independent Directors who are members of the Audit Committee, Valuation Committee, and/or Nominating and Corporate Governance Committee also receive a fee for each meeting attended. Other officers and Directors of the Fund receive no compensation. Directors and officers of the Fund also may be trustees/directors and officers of some or all of the other investment companies managed by the Adviser or its affiliates.

     NAME OF DIRECTOR        AGGREGATE COMPENSATION       PENSION OR         ESTIMATED ANNUAL      TOTAL COMPENSATION
                                                          RETIREMENT
                                                       BENEFITS ACCRUED                            FROM FUND AND FUND
                                                        AS PART OF FUND       BENEFITS UPON         COMPLEX PAID TO
                                  FROM FUND(1)            EXPENSES(1)         RETIREMENT(1)          DIRECTORS(1)(2)
                                        $                                                                   $
Nolan T. Altman
                                        $                                                                   $
Louis S. Citron
                                        $                                                                   $
Martin J. Gruber
                                        $                                                                   $
Raymond C. Nolte
                                        $                                                                   $
Edward T. Tokar

______________________

(1)  Since  the  Fund  has  not   completed   its  first  full  year  since  its
     organization, the information furnished is an estimated amount for the Fund's fiscal year ending March 31, 2003.

(2)  The Fund Complex includes ____________.

Officers

     Information about the Fund's officers is set forth below:

-------------------------------------- --------------------------------- ---------------------------------------------

        Name, Address and Age              Positions Held with Fund        Principal Occupation(s) During the Last
                                                                                          Five Years
-------------------------------------- --------------------------------- ---------------------------------------------
-------------------------------------- --------------------------------- ---------------------------------------------

Richard T. Hale                        President
-------------------------------------- --------------------------------- ---------------------------------------------
-------------------------------------- --------------------------------- ---------------------------------------------

Natalie Zornitsky                      Vice President
-------------------------------------- --------------------------------- ---------------------------------------------
-------------------------------------- --------------------------------- ---------------------------------------------

Robert H. Weiss                        Vice President
-------------------------------------- --------------------------------- ---------------------------------------------
-------------------------------------- --------------------------------- ---------------------------------------------

John T. Ferguson, Jr.                  Vice President
-------------------------------------- --------------------------------- ---------------------------------------------
-------------------------------------- --------------------------------- ---------------------------------------------

Alexandra A. Toohey                    Treasurer and Principal
                                       Financial and Accounting Officer
-------------------------------------- --------------------------------- ---------------------------------------------
-------------------------------------- --------------------------------- ---------------------------------------------

Bruce A. Rosenblum                     Secretary
-------------------------------------- --------------------------------- ---------------------------------------------
-------------------------------------- --------------------------------- ---------------------------------------------

Daniel O. Hirsch                       Assistant Secretary
-------------------------------------- --------------------------------- ---------------------------------------------
-------------------------------------- --------------------------------- ---------------------------------------------

Amy M. Olmert                          Assistant Treasurer
-------------------------------------- --------------------------------- ---------------------------------------------


                             LIQUIDITY REQUIREMENTS

     The Fund's portfolio is not subject to any minimum liquidity requirement.

                                 CODE OF ETHICS

     The Fund, the Adviser, and the Distributor each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). The re can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC's website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

     The Adviser's code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The code of ethics prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements.

                             Performance Information

     Advertisements and sales literature relating to the Fund and reports to Members may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods also may be used to portray the Fund's investment performance.

     The Fund's performance results will vary from time to time, and past results are not necessarily indicative of future investment results.

     Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including but not limited to the Standard & Poor's 500, the Russell 2000, or other lesser known indices (including indices of other pooled investment vehicles investing in hedge funds and private equity venture and buyout funds), such as Hedge Fund Research Inc.'s HFRI Equity Hedge Index, or Venture Economics' Private Equity Performance Index.. Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

     The Adviser. Under an investment management agreement ("Investment Management Agreement") with the Fund, the Adviser, a registered investment adviser, provides supervisory and administrative services to the Fund, including supervision of the Fund's investment program. The Adviser's address is 25 DeForest Avenue, Summit, New Jersey 07901.

     The Adviser is an indirect wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"), an international commercial and investment banking group. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including: investment management; mutual funds; retail, private, and commercial banking; investment banking; and insurance.

     Subject to general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the fund, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Management Agreement.

     The Investment Management Agreement provides that the Adviser will provide (either directly or through its delegate) portfolio management services, place portfolio transactions in accordance with the Fund's registration statement, assist the Fund generally in the conduct of its business, maintain or cause to be maintained necessary books and records of the Fund, furnish office space for the Fund's officers and employees, and render services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as a closed-end investment company. Subject to the Board's oversight, the Adviser has agreed, among other things, to: make investment decisions and provide a program of continuous investment management for the Fund; prepare, obtain, evaluate, and make available to the Fund research and statistical data; obtain and evaluate information and advice relating to the economy, securities markets, and securities; buy, retain, and sell investments, securities, and cash; purchase and redeem securities of Investment Funds; select brokers or dealers to execute transactions; provide on an ongoing evaluation of the Fund's portfolio; determine or recommend the extent to which the Fund's portfolio shall be invested, and what portion, if any, should be held uninvested; and maintain or cause to be maintained for the Fund all books, records, reports, and any other information required under the 1940 Act, to the extent that such books, records, and reports, and other information are not maintained or furnished by another service provider of the Fund.

     Under the Investment Management Agreement, the Fund is responsible for other expenses, including fees payable to the Adviser and to any consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage, and other communications expenses; taxes and governmental fees; fees, dues, and expenses incurred by the Fund or with respect to the Fund in connection with membership in investment company trade organizations; costs of insurance relating to fidelity coverage for the Fund's officers and employees; fees and expenses of the Fund's administrator and any custodian, subcustodian, transfer agent, and registrar, or distribution disbursing agent or any other agent of the Fund; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any; expenses of preparing certificates and other expenses in connection with the issuance, offering, distribution, sale, or underwriting of Units issued by the Fund; expenses of registering or qualifying Units of the Fund for sale; expenses relating to investor and public relations; freight, insurance, and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of preparing and distributing prospectuses, statements of additional information, reports, notices, and distributions to Members; costs of stationery; costs of Members' and other meetings; litigation expenses.

     The Adviser is responsible for the payment of the compensation and expenses of all Directors, officers, and executive employees of the Fund (including the Fund's interest of payroll taxes, if any) affiliated with the Adviser and making available, without expense to the Fund, the services of such Directors, officers, and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of its Independent Directors.

     The Investment Management Agreement further provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement. The Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Adviser, will be allocated by the Adviser in an equitable manner.

     The Investment Management Agreement remains in effect until 2004, and will continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board who are not parties to the Investment Management Agreement or interested persons of any party to the
Investment Management Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board or the holders of a majority of the outstanding voting securities of the Fund.

     In considering the Investment Management Agreement, the Board considered several factors they believed, in light of the legal advice furnished to them by counsel and their own business judgment, to be relevant. The factors considered by the Board in reviewing the Investment Management Agreement included, but were not limited to the following: (1) the nature and quality of the services to be provided by the Adviser; (2) the fairness of the compensation under the Investment Management Agreement in light of the services to be provided; (3) the profitability to the Adviser from the Investment Management Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and performance of the Adviser; and (5) the expenses to be borne by Members. In reviewing these factors, the Board considered, among other things: comparative data and other factors bearing on the quality of the services to be provided to the Fund and the cost to Members; factors relating to the Fund's investments in Investment Funds; and the fact that the Fund is a closed-end fund that may periodically repurchase Units from Members. Based upon its review, the Board has determined that the Investment Management Agreement is in the interest of the Fund and its Members. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement.

     The Investment Management Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Investment Management Agreement will automatically be terminated in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of the Adviser's business or to a wholly owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Adviser's business will not be deemed to be an assignment for the purposes of the Investment Management Agreement.

     The Fund will pay an asset based fee to the Adviser for its management services at an annual rate of 1.95% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. The fee is accrued monthly and paid quarterly.

                              INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, whose principal business address is 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent auditors for the Fund and in such capacity will audit the Fund's annual financial statements and financial highlights.

     When available, the Fund will furnish, without charge, a copy of its annual and semi-annual Reports to Members upon request to the Fund. Members may write to ____, or call [1-800-_____].

                           CUSTODIAN AND ADMINISTRATOR

     PFPC Trust Company ("Custodian"), whose principal business address is 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, Pennsylvania 19153, serves as the custodian of the Fund's assets pursuant to a custodial services agreement with the Fund, under which the Custodian [maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund's securities, maintains the Fund's subscription agreements from investments made in the Investment Funds, and makes periodic reports to the Board concerning the Fund's operations.] The Custodian is an affiliate of PFPC Inc., the Fund's sub-administrator.

     DBIM, which serves as the Adviser, also will have responsibility for providing administrative services, and assisting the Fund with operational needs pursuant to an administration agreement ("Administration Agreement"). In consideration for these services, the Fund will pay DBIM a fee, in DBIM's capacity as administrator, at the annual rate of 0.25% of the Fund's month-end net assets, including assets attributable to DBIM (or its affiliates) and before giving effect to any repurchases by the Fund of Units. In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board, DBIM has engaged PFPC Inc., whose principal business is 400 Bellevue Parkway, Wilmington, Delaware 19809, to serve as the Fund's sub-administrator pursuant to a sub-administration agreement between PFPC Inc. and DBIM ("Sub-Administration Agreement"). PFPC Inc. is compensated for its services by DBIM. See "Fees and Expenses -- Administrative Fee" in the Prospectus. PFPC Inc. is an affiliate of the Custodian.

     DBIM also has retained ICCC, an affiliate of DBIM, to provide sub-administration services pursuant to a board services agreement. Under this agreement, ICCC will, among other things: draft agendas and resolutions; prepare board materials; communicate with the Directors; and draft Board meeting minutes. ICCC is compensated for its services by DBIM. See "Fees and Expenses -- Administrative Fee" in the Prospectus.

                                   DISTRIBUTOR

     Scudder Distributors, Inc. (the "Distributor"), [address], will act as general distributor of the Units of the Fund during the initial offering and any continuous offering of the Fund's Units following the initial offering pursuant to an underwriting and distribution services agreement ("Underwriting Agreement"). The Distributor bears all of its expenses of providing services pursuant to the Underwriting Agreement. The Fund pays the cost for the Prospectus and Member reports to be set in type and printed for existing Members, and the Distributor pays for the printing and distribution of copies thereof used in connection with the offering of Units to prospective investors. The Distributor also pays for supplemental sales literature and advertising costs.

     The Underwriting Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board, including the Independent Directors and who have no direct or indirect financial interest in the Underwriting Agreement. The Underwriting Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by the Distributor upon [___] days' notice. Termination by the Fund may be by vote of a majority of the Board, and a majority of the Independent Directors and who have no direct or indirect financial interest in the Underwriting Agreement, or a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act.

                               CALCULATION OF FEES

     If, consistent with the provisions of the Operating Agreement and the Fund's currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund's net asset value, such fee will be computed on the basis of the value of the Fund's net assets as last calculated.

                                  LEGAL COUNSEL

     Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, acts as counsel to the Fund.

                             PORTFOLIO TRANSACTIONS

     The Fund anticipates that many of its transactions will be effected directly with Investment Funds and such transactions may not be subject to brokerage commissions. In some instances, however, the Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Investment Funds or parties acting on behalf of or at the direction of Investment Funds. Portfolio transaction orders may be directed to any broker, including, to the extent and in the manner permitted by applicable law, the Distributor or its affiliates, and other affiliates of the Fund.

                              FINANCIAL STATEMENTS
                          DB HEDGE STRATEGIES FUND LLC


[To be included]

           APPENDIX A: RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings
--------------------------

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's corporate bond ratings
------------------------------

     Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Modifiers - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P commercial paper ratings

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody's commercial paper ratings

     Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries;

     -    High rates of return on funds employed;

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection;

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                    PART C:
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(1)     Financial Statements:

        As Registrant has no assets, financial statements are omitted.

(2)     Exhibits

        (a)(1)      Certificate of Formation of Limited Liability Company.1

        (a)(2)      Certificate of Amendment.

        (a)(3)      Form of Limited Liability Company Operating Agreement.

        (b)         Not applicable.

        (c)         Not applicable.

        (d)         See Item 24(2)(a)(3).

        (e)         Not applicable.

        (f)         Not applicable.

        (g)(1) Form of Investment Management Agreement between DB Investment Managers Inc. and the Registrant.2

        (h)(1) Form of Underwriting and Distribution Services Agreement between Scudder Distributors, Inc. and the Registrant.

        (h)(2)      Form of Selling Group Agreement.3

        (i)         Not applicable.

        (j) Form of Custody Agreement between PFPC Trust Company and the Registrant.3

        (k)(1) Form of Administration Agreement between DB Investment Managers, Inc. and the Registrant.

        (k)(2) Form of Sub-Administration, Accounting and Investor Services Agreement between PFPC Inc. and DB Investment Managers, Inc.3

        (k)(3)      Form of Escrow Agreement between ____ and the Registrant. 3

        (l)         Opinion and Consent of Counsel.3

        (m)         Not applicable.

        (n)         Consent of Auditors.3

        (o)         Not applicable.

        (p)         Form of Purchase Agreement for Initial Capital.3

        (q)         Not applicable.

        (r)         Codes of Ethics.3

        (s)         Power of Attorney for the Registrant.

____________________________
1 Incorporated herein by reference to the registrant's initial registration statement under the Investment Company Act of 1940 (the "1940 Act") on Form N-2 (File No. 811-10561) filed on October 23, 2001.

2. Incorporated herein by reference to the pre-effective amendment to the registrant's registration statement under the 1940 Act on Form N-2 (File No. 811-10561) filed on January 15, 2002.

3    To be filed by amendment.

Item 25.  Marketing Arrangements

     See the Underwriting and Distribution Services Agreement to be filed as exhibit (h)(1) to this Registration Statement.

Item 26.  Other Expenses of Issuance and Distribution*

     All figures are estimates:

     Registration Fees                                             $
     Printing and Engraving Expenses                               $
     Legal Fees and Expenses                                       $
     National Association of Securities Dealers, Inc. Fees         $
     Accounting Fees and Expenses                                  $
     Transfer Agents' Fees                                         $
     Miscellaneous Expenses                                        $
     Total                                                         $

*    To be completed by amendment

Item 27.  Persons Controlled by or Under Common Control With Registrant

     Not applicable.

Item 28.  Number of Holders of Securities

     Registrant currently has no securities outstanding.

Item 29.  Indemnification

     A policy of insurance covering DB Investment Managers Inc., its affiliates, and all of the registered investment companies advised by DB Investment Managers Inc. will be obtained to insure the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error, or accidental omission in the scope of their duties. Article III, Section 3.7 of the Registrant's Operating Agreement states as follows:

     To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors, or other legal representatives), the
Investment Manager and Tax Matters Partner (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Manager and the Tax Matters Partner) and the executors, heirs, assigns, successors, or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise affiliated, with the Investment Manager and the Tax Matters Partner (and their executors, heirs, assigns, successors, or other legal representatives) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, Investment Manager, or the Tax Matters Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

     Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

     As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication or a decision on the merits by a court of competent jurisdiction, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

     Any  indemnification  or  advancement  of  expenses  made  pursuant to this
Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits in a court of competent jurisdiction in any action, suit, investigation, or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

     An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she, or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

     The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

Item 30.  Business and Other Connections of Investment Adviser

     To be filed by amendment.

Item 31.  Location of Accounts and Records

     Accounts and records of the Fund are maintained at the Fund's office at _____________, or at the offices of ___________, at _______________, in
________'s capacity as administrator of the Fund.

     PFPC Inc. maintains all the required records in its capacity as transfer and dividend disbursing agent.

Item 32.  Management Services

     Not applicable.

Item 33.  Undertakings

     1.   Not Applicable.

     2.   Not Applicable.

     3.   Not Applicable.

     4.   The Registrant undertakes:

               a. To file  during any period in which  offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

               b. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               c. To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     5.   Not applicable.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 11th day of June, 2002.

                                DB HEDGE STRATEGIES FUND LLC



                                By:

                                        Name:
                                                ---------------------------
                                                John T. Ferguson, Jr.*
                                        Title:  Vice President

                                *By:     /s/ Robert W. Helm
                                         ----------------------------------
                                        Robert W. Helm, as attorney-in-fact

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                       Title                                 Date

____________________          President                            June 11, 2002
Richard T. Hale*

____________________          Treasurer and Principal Financial    June 11, 2002
Alexandra A. Toohey*          and Accounting Officer


____________________          Director                             June 11, 2002
Raymond C. Nolte*


____________________          Director                             June 11, 2002
Nolan T. Altman*


____________________          Director                             June 11, 2002
Louis S. Citron*


____________________          Director                             June 11, 2002
Martin J. Gruber*


____________________          Director                             June 11, 2002
Edward T. Tokar*

*By:    /s/ Robert W. Helm
        ---------------------------
        Robert W. Helm,
        as attorney-in-fact


     ___________________
*    Pursuant to power of attorney filed herewith.

                                  EXHIBIT LIST



(a)(2)   Certificate of Amendment.

(a)(3)   Form of Limited Liability Company Operating Agreement.

(h)(1) Form of Underwriting and Distribution Services Agreement between Scudder Distributors, Inc. and the Registrant.

(k)(1) Form of Administration Agreement between DB Investment Managers, Inc. and the Registrant.

(s)      Power of Attorney for the Registrant.